PROSPECTUS

DECEMBER 31, 2002

[Logo of Hibernia Funds]

Hibernia Capital Appreciation Fund
Class A Shares
Class B Shares

Hibernia Louisiana Municipal Income Fund
Class A Shares
Class B Shares

Hibernia Mid Cap Equity Fund
Class A Shares
Class B Shares

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund
Class A Shares
Class B Shares

Hibernia U.S. Treasury Money Market Fund

PROSPECTUS

HIBERNIA FUNDS

Equity and Income Funds

HIBERNIA CAPITAL APPRECIATION FUND–CLASS A SHARES AND CLASS B SHARES
HIBERNIA LOUISIANA MUNICIPAL INCOME FUND–CLASS A SHARES AND CLASS B SHARES
HIBERNIA MID CAP EQUITY FUND–CLASS A SHARES AND CLASS B SHARES
HIBERNIA TOTAL RETURN BOND FUND
HIBERNIA U.S. GOVERNMENT INCOME FUND
Money Market Funds

HIBERNIA CASH RESERVE FUND—CLASS A SHARES AND CLASS B SHARES
HIBERNIA U.S. TREASURY MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

DECEMBER 31, 2002

FUND GOALS, STRATEGIES,  PERFORMANCE AND RISKS

Hibernia Funds offer seven portfolios, including two equity funds, three income funds and two money market funds. The following describes the investment goals, strategies and principal risks of each Fund.
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in a Fund and there can be no assurance that a Fund will achieve its goal. The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by Hibernia National Bank or its affiliates, and are not insured or guaranteed by the Federal  Deposit Insurance Corporation, or any other government agency. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation nor any government agency. Although money market funds seek to preserve the value of your investment at $1.00 per Share, it is possible to lose money by investing in a money  market fund.

1	HIBERNIA FUNDS

HIBERNIA CAPITAL APPRECIATION FUND

Goal
The Fund’s goal is to provide growth of capital and income.

Strategy
The Fund attempts to achieve its goal by investing primarily in a professionally managed, diversified portfolio of common stocks. The Adviser selects companies using traditional research techniques, including assessment of earnings and dividend growth prospects of the companies. Ordinarily, this investment management style focuses on companies with high revenue and dividend growth. However, other factors such as expected earnings and dividend growth and traditional valuation measures will also be considered. Under normal circumstances, at least 65% of the Fund’s portfolio will be invested in common stocks.
The Fund’s investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly held corporations. Given current market conditions of declining dividend yields, the Adviser will focus primarily on growth of capital with growth of income being of secondary importance.

Principal Risks
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market. Other principal risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse  market development.

Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s Class A Shares total return for the nine-month period from January 1, 2002 to September 30, 2002 was (26.54)%.
Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 23.22% (quarter ended December 31, 1998). Its lowest quarterly return was (14.13)% (quarter ended September 30, 2001).

HIBERNIA FUNDS	2

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2001)

Class A	1 Year	5 Years	10 Years	Start of Performance[1]

Return Before Taxes	(14.76)%	9.51%	11.54%	N/A

Return After Taxes on Distributions[2]	(15.53)%	7.43%	9.03%	N/A

Return After Taxes on Distributions and Sale of Fund Shares[2]	(8.28)%	7.46%	8.75%	N/A

Class B

Return Before Taxes	(16.09)%	9.43%	N/A	8.92%

S&P 500	(11.88)%	10.70%	12.93%	N/A

1	The Fund’s Class B Shares start of performance date was December 2, 1996.
2
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

3	HIBERNIA FUNDS

HIBERNIA LOUISIANA MUNICIPAL INCOME FUND

Goal
The Fund’s goal is to provide current income which is generally exempt from federal regular income tax and the personal income taxes imposed by the state of Louisiana. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.)

Strategy
The Fund attempts to achieve its goal by investing in a portfolio primarily limited to Louisiana municipal securities. As a matter of policy, which cannot be changed without shareholder approval, the Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes. The Fund will generally purchase investment grade securities of a duration appropriate to current market conditions. In expected rising interest rate environments, the Adviser will generally choose securities of a shorter duration. In expected falling interest rate environments, the Adviser will generally choose securities of a longer duration.
As a matter of investment policy which may be changed without shareholder approval, at least 80% of the Fund’s total assets will be invested in Louisiana municipal securities.

Principal Risks
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s Share price and performance.

HIBERNIA FUNDS	4

Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by- year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s Class A Shares total return for the nine-month period from January 1, 2002 to September 30, 2002 was 8.67%.
Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 6.51% (quarter ended March 31, 1995). Its lowest quarterly return was (4.86)% (quarter ended March 31, 1994).

5	HIBERNIA FUNDS

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Ten Year Insured Bond Index (LB10I), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2001)

Class A	1 Year	5 Years	10 Years	Start of Performance[1]

Return Before Taxes	1.26%	4.82%	5.92%	N/A

Return After Taxes on Distributions[2]	1.25%	4.71%	5.79%	N/A

Return After Taxes on Distributions and Sale of Fund Shares[2]	2.60%	4.82%	5.78%	N/A

Class B

Return Before Taxes	N/A	N/A	N/A	(7.41)%

LB10I	4.81%	6.10%	6.66%	N/A

1	The Fund’s Class B Shares start of performance date was November 15, 2001.
2
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

HIBERNIA FUNDS	6

HIBERNIA MID CAP EQUITY FUND

Goal
The Fund’s goal is total return.

Strategy
Under normal market conditions, the Fund intends to invest at least 80% of its total assets in equity securities of companies that, at the time of acquisition, have a market value capitalization ranging from $500 million to $10 billion. The Fund attempts to select companies whose potential for capital appreciation exceeds that of larger capitalization stocks commensurate with increased risk. The Fund’s Adviser will invest primarily in equity securities of companies with above-average earnings growth prospects or in companies where significant fundamental changes are taking place. These changes could include significant new products, services, or methods of distribution; restructuring or reallocating business; or significant share price appreciation.

Principal Risks
The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Because the Fund invests primarily in medium capitalization stocks, there are some additional risk factors associated with investments in the Fund. In particular, stocks in the medium capitalization sector of the U.S. equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor’s 500 Composite Price Index (S&P 500). This is because, among other things, medium-sized companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of medium-sized companies may decline in price as the price of large company stocks rises or vice versa. You should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.
Other risks of investing in the Fund include the risks related to investing for growth; the risks posed by the fact that growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse  market development.

7	HIBERNIA FUNDS

Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s Class A Shares total return for the nine-month period from January 1, 2002 to September 30, 2002 was (16.59)%.
Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 24.63% (quarter ended December 31, 1998). Its lowest quarterly return was (15.07)% (quarter ended September 30, 2001).

HIBERNIA FUNDS	8

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 400 Mid Cap Index (S&P 400), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and it is not possible to invest directly in an index.
(For the periods ended December 31, 2001)

Class A2	1 Year	Start of Performance[1]

Return Before Taxes	(11.86)%	8.90%

Return After Taxes on Distributions[3]	(11.97)%	8.31%

Return After Taxes on Distributions and Sale of Fund Shares[3]	(7.13)%	7.28%

Class B

Return Before Taxes	(13.48)%	8.90%

S&P 400	(0.60)%	10.95%

1	The Fund’s Class A and Class B Shares start of performance dates were July 12, 1998 and July 13, 1998, respectively.
2
The Fund’s Class A Shares is the successor to a common trust fund (CTF) managed by the Advisor. At the commencement of operations for Class A Shares, the CTF’s assets were transferred to the Fund in exchange for Class A shares. The CTF was not registered under the Investment Company Act of 1940 (“1940 Act”) and is therefore not subject to the restrictions under the 1940 Act. If the CTF had been registered under the 1940 Act, return before taxes, return after taxes on distributions and return after taxes on distributions and sales of Class A Shares would have been disclosed below.

3
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

9	HIBERNIA FUNDS

HIBERNIA TOTAL RETURN BOND FUND

Goal
The Fund’s goal is to maximize total return.

Strategy
The Fund attempts to achieve its goal by investing in a diversified portfolio of investment grade U.S. government, mortgage backed, asset backed and corporate securities, as well as collateralized mortgage obligations. Under normal circumstances, the Fund will attempt to invest at least 80% of its assets in bonds. The Adviser allocates the Fund’s portfolio among business sectors and adjusts the credit quality of the portfolio by analyzing current economic and securities market conditions, particularly changes in interest rates and expected trends in corporate earnings. These factors also guide the selection of the maturity and the duration of portfolio securities. The Fund may invest in securities of any duration although generally, under normal conditions, the Fund’s average duration would tend toward the overall U.S. market average which is roughly 4.85 years at present. The Fund will attempt to achieve the capital appreciation component of total return by manipulating the duration of the portfolio, within certain parameters, in response to expected changes in interest rates.

Principal Risks
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of prepayment on asset backed and mortgage backed securities will also affect Fund returns.

Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s total return for the nine-month period from January 1, 2002 to September 30, 2002 was 9.63%
Within the period shown in the bar chart, the Fund’s highest quarterly return was 6.10% (quarter ended June 30, 1995). Its lowest quarterly return was (3.16)% (quarter ended December 31, 2001).

HIBERNIA FUNDS	10

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Salomon Brothers Broad Investment Grade Bond Index (SBBIGBI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2001)

	1 Year	5 Years	Start of Performance[1]

Fund

Return Before Taxes	1.25%	4.95%	5.52%

Return After Taxes on Distributions[2]	(1.00)%	2.53%	3.10%

Return After Taxes on Distributions and Sale of Fund Shares[2]	0.76%	2.75%	3.20%

SBBIGBI	8.52%	7.44%	7.30%

1	The Fund’s start of performance date was November 2, 1992.
2
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

HIBERNIA U.S. GOVERNMENT INCOME FUND

Goal
The Fund’s goal is to provide current income.

Strategy
Current income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all other U.S. government securities and mortgage-related securities, and short-term capital gains. The Fund attempts to achieve its investment objective by investing in investment grade securities which are guaranteed as to payment of principal and interest by the U.S. government or U.S. government agencies or instrumentalities. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in such U.S. government securities. Under normal circumstances, the average duration of the Fund’s holdings will be 3-5 years. The Fund may also invest in corporate bonds, asset backed securities and certain privately issued mortgage-related securities, such as investment banking firms and companies related to the construction industry. The mortgage-  related securities in which the Fund may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage- backed securities and payment of the principal and interest are supported by the credit of any agency or instrumentality of the U.S. government.
The mortgage-related securities provide for a periodic payment consisting of both interest and principal. The interest portion of these payments will be

11	HIBERNIA FUNDS

distributed by the Fund as income, and the capital portion will be reinvested.

Principal Risks
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.
Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Risk of prepayment on asset backed and mortgage backed securities will also affect Fund returns.

Risk/Return Bar Chart and Table
The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s total return for the nine-month period from January 1, 2002 to September 30, 2002 was 7.76%
Within the period shown in the bar chart, the Fund’s highest quarterly return was 5.01% (quarter ended June 30, 1995). Its lowest quarterly return was (2.57)% (quarter ended March 31, 1994).

HIBERNIA FUNDS	12

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Salomon Brothers Medium Term Broad Index (SBMTBI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2001)

	1 Year	5 Years	10 Years

Fund

Return Before Taxes	3.78%	5.87%	5.70%

Return After Taxes on Distributions[1]	1.48%	3.45%	3.12%

Return After Taxes on Distributions and Sale of Fund Shares[1]	2.26%	3.46%	3.24%

SBMTBI	8.73%	7.27%	6.97%

1
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

HIBERNIA CASH RESERVE FUND

Goal
The Fund is a money market fund which seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal.

Strategy
The Fund’s portfolio consists of high quality money market instruments maturing in 397 days or less. As a matter of policy, which cannot be changed without shareholder approval, the average maturity of the securities in the Fund’s portfolio, computed on a dollar- weighted basis, will be 120 days or less. As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the average maturity of its portfolio to 90 days or less, in order to meet regulatory requirements. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations (NRSROs) or are of comparable quality to securities having such ratings. The Fund invests only in instruments denominated and payable in U.S. dollars.

Principal Risks
Even though the Fund is a money market fund that seeks to maintain a stable NAV it is possible to lose money by investing in the Fund.
Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

13	HIBERNIA FUNDS

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-end basis.
The Fund’s Class A Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.
The Fund’s Class A Shares total return for the nine-month period from January 1, 2002 to September 30, 2002 was 0.79%.
Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 1.41% (quarter ended December 31, 2000). Its lowest quarterly return was 0.38% (quarter ended December 31, 2001).

Average Annual Total Return Table
The following table represents the Fund’s Average Annual Total Returns for the calendar periods ended December 31, 2001.

	1 Year	5 Years	10 Years	Start of Performance[1]

Class A	3.35%	4.51%	4.12%	N/A

Class B	(2.93)%	N/A	N/A	2.73%

1	The Fund’s Class B Shares start of performance date was September 4, 1998.
The Fund’s Class A Shares and Class B Shares 7-Day Net Yield as of August 31, 2002, were 1.23% and 0.98%, respectively. You may call the Fund at 1-800-263-1078 for the current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

HIBERNIA FUNDS	14

HIBERNIA U.S. TREASURY MONEY MARKET FUND

Goal
The Fund is a money market fund which seeks to maintain a stable NAV of $1.00 per Share. The Fund’s goal is current income consistent with stability of principal and liquidity.

Strategy
The Fund pursues its goal by investing in a portfolio of short-term U.S. Treasury obligations which are issued by the U.S. government and are fully guaranteed as to payment of principal and interest by the United States. The Fund invests only in short-term U.S. Treasury obligations maturing in 397 days or less. The average maturity of the U.S. Treasury obligations in the Fund’s portfolio, computed on a dollar-weighted basis, will be 90 days or less.

Principal Risks
Even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund.
Although the Fund invests in U.S. Treasury securities that are backed by the full faith and credit of the United States, Fund Shares, themselves, are not guaranteed or supported by the U.S. government.
While there is no assurance that the Cash Reserve Fund and U.S. Treasury Money Market Fund (together, the Money Market Funds) will achieve their respective investment goals, they endeavor to do so by following the strategies and policies described in this prospectus and by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market funds.

Risk/Return Bar Chart and Table

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund’s total returns on a calendar year-end basis.
The Fund’s Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.
The Fund’s total return for the nine-month period from January 1, 2002 to September 30, 2002 was 0.83%.
Within the period shown in the bar chart, the Fund’s highest quarterly return was 1.45% (quarters ended September 30, 2000 and December 31, 2000). Its lowest quarterly return was 0.43% (quarter ended December 31, 2001).

15	HIBERNIA FUNDS

Average Annual Total Return Table

The following table represents the Fund’s Average Annual Total Returns for calender periods ended December 31, 2001.

Calendar Period	Fund

1 Year	3.36%

5 Years	4.56%

Start of Performance[1]	4.48%

1	The Fund’s start of performance date was July 16, 1993.
The Fund’s 7-Day Net Yield as of August 31, 2002 was 1.10%. You may call the Fund at 1-800-263-1078 for the current 7-Day Net Yield.
Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns.

HIBERNIA FUNDS	16

PRINCIPAL RISKS OF INVESTING IN A FUND

In addition to the risks set forth below that are specific to an investment in a particular Fund, there are risks common to all mutual funds.
For example, a Fund’s share price may decline and an investor could lose money. It is possible to lose money by investing in any of the Hibernia Funds. Also, there is no assurance that a Fund will achieve its investment goal.

	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund	Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

Stock Market Risk[1]	✓		✓

Sector Risk[2]	✓	✓	✓	✓

Liquidity Risk[3]			✓

Investing for Growth[4]	✓		✓

Company Size Risk[5]			✓

Credit Risks[6]		✓		✓	✓	✓

Interest Rate Risk[7]		✓		✓	✓	✓	✓

Prepayment Risk[8]		✓		✓	✓

Call Risk[9]		✓		✓	✓

Tax Risks[10]		✓

Risks of Investing in Louisiana[11]		✓

1	The value of equity securities rise and fall.
2
Because issuers or companies providing credit enhancement with regard to a Fund’s securities may be concentrated in certain industry sectors, the creditworthiness of the Fund’s securities may be adversely affected by developments which adversely affect such sectors.

3	Limited trading opportunities for certain securities and the inability to sell a security at will could result in losses to a Fund.
4	Growth stocks in particular may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development.
5
The smaller the capitalization of a company, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

6	The possibility that an issuer will default on a security by failing to pay interest or principal when due.
7	Prices of fixed income securities rise and fall in response to interest rate changes.
8	When interest rates decline, unscheduled prepayments of principal could accelerate and require the Fund to reinvest the proceeds of the prepayments at lower interest rates.
9	A Fund’s performance may be adversely affected by the possibility that an issuer of a security held by a Fund may redeem the security prior to maturity at a price below its current market value.
10
Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in the federal or a state’s tax law, could adversely affect shareholders of a Fund.

11
Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Louisiana economy is heavily dependent upon energy prices, both oil and gas. Any adverse economic conditions or developments affecting the state of Louisiana or its municipalities could impact the Fund’s portfolio. Investing in Louisiana municipal securities which meet the Fund’s quality standards may not be possible if the state of Louisiana and its municipalities do not maintain their current credit ratings.

17	HIBERNIA FUNDS

WHAT ARE THE EQUITY AND INCOME FUNDS’ FEES AND EXPENSES?

EQUITY AND INCOME FUNDS

FEES AND EXPENSES

	Capital Appreciation Fund Class A Shares	Capital Appreciation Fund Class B Shares	Louisiana Municipal Income Fund Class A Shares	Louisiana Municipal Income Fund Class B Shares	Mid Cap Equity Fund Class A Shares	Mid Cap Equity Fund Class B Shares	Total Return Bond Fund	U.S. Government Income Fund

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None	3.00%	None	4.50%	None	3.00%	3.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None	None	None	None	None	None

Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None	5.50%[1]	None	5.50%[1]	None	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2]

(As a percentage of average net assets)

Management Fee[3]	0.75%	0.75%	0.45%	0.45%	0.75%	0.75%	0.70%	0.45%

Distribution (12b-1 Fee)[4]	0.25%	0.75%	0.25%	0.75%	0.25%	0.75%	0.25%	0.25%

Shareholder Services Fee	None	0.25%	None	0.25%	None	0.25%	None	None

Other Expenses	0.23%	0.23%	0.34%	0.37%	0.57%	0.57%	0.36%	0.30%

Total Annual Fund Operating Expenses	1.23%	1.98%[5]	1.04%	1.82%[5]	1.57%	2.32%[5]	1.31%	1.00%

1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See “What Shares Cost—Sales Charge When You Redeem.”
2
Although not contractually obligated to do so, the Adviser and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2002.

Total Waiver of Fund Expenses	0.00%	0.00%	0.33%	0.23%	0.00%	0.00%	0.30%	0.31%
Total Actual Annual Fund Operating Expenses (after waivers)	1.23%	1.98%	0.71%	1.59%	1.57%	2.32%	1.01%	0.69%
3
The Adviser voluntarily waived a portion of the management fee of Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund. The voluntary waiver can be terminated at any time. The management fee paid by Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund (after voluntary reduction) was 0.22%, 0.40%, and 0.24%, respectively, for the fiscal year ended August 31, 2002.

4
The distribution (12b-1) fee for Louisiana Municipal Income Fund Class A Shares and U.S. Government Income Fund has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by the Louisiana Municipal Income Fund Class A Shares and U.S. Government Income Fund (after voluntary reduction) was 0.15% for both Funds for the year ended August 31, 2002.

5
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

HIBERNIA FUNDS	18

EXAMPLE
This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeemed all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Expenses assuming redemption

Capital Appreciation Fund—Class A Shares	$570	$823	$1,095	$1,872

Capital Appreciation Fund—Class B Shares	$751	$1,021	$1,268	$2,113

Louisiana Municipal Income Fund— Class A Shares	$403	$621	$857	$1,533

Louisiana Municipal Income Fund— Class B Shares	$735	$973	$1,185	$1,933

Mid Cap Equity Fund—Class A Shares	$603	$923	$1,267	$2,233

Mid Cap Equity Fund—Class B Shares	$785	$1,124	$1,440	$2,468

Total Return Bond Fund	$429	$703	$997	$1,832

U.S. Government Income Fund	$399	$609	$836	$1,488

Expenses assuming no redemption

Capital Appreciation Fund—Class B Shares	$201	$621	$1,068	$2,113

Louisiana Municipal Income Fund— Class B Shares	$185	$573	$985	$1,933

Mid Cap Equity Fund—Class B Shares	$235	$724	$1,240	$2,468

19	HIBERNIA FUNDS

WHAT ARE THE MONEY MARKET FUNDS’ FEES AND EXPENSES?

MONEY MARKET FUNDS

FEES AND EXPENSES

	Cash Reserve Fund Class A Shares	Cash Reserve Fund Class B Shares	US Treasury Money Market Fund

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)	None	None	None

Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%[1]	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[2]

(As percentage of average net assets)

Management Fees[3]	0.40%	0.40%	0.40%

Distribution (12b-1 fee)[4]	0.25%	0.75%	0.25%

Shareholder Services Fee	None	0.25%	None

Other Expenses	0.25%	0.25%	0.22%

Total Annual Fund Operating Expenses	0.90%	1.65%[5]	0.87%

1	The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year and then 0.00% thereafter. See “What do Shares Cost—Sales Charge When You Redeem.”
2
Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended August 31, 2002.

Total Waiver of Fund Expenses	0.06%	0.35%	0.25%
Total Actual Annual Fund Operating Expenses (after waivers)	0.84%	1.30%	0.62%
3
The Adviser voluntarily waived a portion of the management fee of Cash Reserve Fund. The voluntary waiver can be terminated at any time. The management fee paid by Cash Reserve Fund (after the voluntary reduction) was 0.36% for the fiscal year ended August 31, 2002.

4
The distribution (12b-1) fee for Cash Reserve Fund’s Class A Shares and Class B Shares has been voluntarily reduced. This voluntary reduction can be terminated at any time. The distribution (12b-1) fee paid by Cash Reserve Fund’s Class A Shares and Class B Shares (after the voluntary reduction) were 0.23% and 0.44%, respectively. Under Rule 12b-1 distribution plans, U.S. Treasury Money Market Fund can pay the distributor up to 0.25% as a 12b-1 fee. The U.S. Treasury Money Market Fund did not pay or accrue the distribution (12b-1) fee during the fiscal year ended August 31, 2002. The U.S. Treasury Money Market Fund has no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending August 31, 2003.

5
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the 15th of the following month. Class A Shares incur lower operating expenses than Class B Shares.

HIBERNIA FUNDS	20

EXAMPLE
This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that each of the Funds’ operating expenses are before waivers as shown in the table and remain the same. Wire-transferred redemption of less than $5,000 may be subject to additional fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Expenses assuming redemption

Cash Reserve Fund— Class A Shares	$92	$287	$498	$1,108

Cash Reserve Fund— Class B Shares	$718	$920	$1,097	$1,754

U.S. Treasury Money Market Fund	$89	$278	$482	$1,073

Expenses assuming no redemption
Cash Reserve Fund— Class B Shares	$168	$520	$897	$1,754

21	HIBERNIA FUNDS

PRINCIPAL SECURITIES IN WHICH THE FUNDS INVEST

■	The Capital Appreciation Fund and the Mid Cap Equity Fund invest principally in equity securities including common stocks.
■	The Louisiana Municipal Income Fund invests principally in tax exempt securities including general obligation bonds and special revenue bonds.
■
The Total Return Bond Fund invests principally in fixed income securities including treasury securities and corporate debt securities in addition to mortgage backed securities, collateralized mortgage obligations and asset backed securities.

■	The U.S. Government Income Fund invests principally in fixed income securities including treasury securities and agency securities in addition to collateralized mortgage obligations.
■	The Cash Reserve Fund invests principally in fixed income securities including corporate debt securities, commercial paper and demand instruments in addition to repurchase agreements.
■	The U.S. Treasury Money Market Fund invests principally in fixed income securities including treasury securities in addition to repurchase agreements.
Following are descriptions of each of these principal types of investments.

EQUITY SECURITIES
Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Funds invest as noted immediately above.

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price.
A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the types of fixed income securities in which the Funds invest.

Treasury Securities
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities
Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other

HIBERNIA FUNDS	22

GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.
The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

MORTGAGE BACKED SECURITIES
Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.
Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage

23	HIBERNIA FUNDS

backed securities. This creates different prepayment and interest rate risks for each CMO class.

Asset Backed Securities
Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

TAX EXEMPT SECURITIES
Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment. Louisiana Municipal Income Fund invests in debt obligations, including industrial development bonds, issued on behalf of the state of Louisiana, its political subdivisions or agencies and debt obligations issued by or on behalf of any state, territory or possession of the United States, including the District of Columbia, or any political subdivision or agency of any of these.
Louisiana municipal securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.
Louisiana municipal securities include industrial development and pollution control bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.
The interest from the municipal securities in which the Louisiana Municipal Income Fund invests is, in the opinion of bond counsel for the issuers, or in the opinion of officers of Hibernia Funds and/or the investment adviser to the Fund, exempt from both federal regular income tax and the personal income tax imposed by the state of Louisiana. (Municipal securities not issued by the state of Louisiana, its political subdivisions or agencies, which may generate interest income subject to the Louisiana personal income tax, may also be purchased by the Fund.)

General Obligation Bonds
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

SPECIAL TRANSACTIONS

Repurchase Agreements
Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase

HIBERNIA FUNDS	24

agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
A Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.

Temporary Defensive Investments
During times of unusual market conditions, for defensive purposes and to maintain liquidity, Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, and U.S. Government Income Fund may invest in cash and money market instruments, such as the following:

prime commercial paper (rated A-2 or above by Standard & Poor’s (S&P), Prime-2 or above by Moody’s Investors Service (Moody’s), or F-2 or above by Fitch Ratings (Fitch)) and Europaper (rated A-2 or above or Prime-2 or above). In the case where commercial paper or Europaper has received different ratings from different NRSROs, such commercial paper or Europaper is an acceptable temporary investment so long as at least one rating is one of the preceding high-quality ratings and provided the Adviser has determined that such investment presents minimal credit risks;

■
instruments of domestic and foreign banks and savings associations having capital, surplus, and undivided profits of over $100 million or if the principal amount of the instrument is insured by the FDIC or the Savings Association Insurance Fund (“SAIF”). These instruments include certificates of deposit, demand and time deposits, savings shares, ECDs, ETDs, Canadian Time Deposits, and bankers’ acceptances;

■	securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities;
■	repurchase agreements; and
other short-term money market instruments which are not rated but are determined by the Adviser to be of comparable quality to the other temporary obligations in which the Funds may invest.
Louisiana Municipal Income Fund may, from time to time, on a temporary basis, or when the Adviser determines that market conditions call for a temporary defensive posture, invest in short-term tax-exempt or taxable temporary investments. These temporary investments include: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and repurchase agreements. Louisiana Municipal Income Fund has no rating requirements applicable to temporary investments. However, the investment adviser will limit temporary investments to those it considers to be of high quality. Although the Fund is permitted to make taxable, temporary investments, there is no current intention of generating income subject to federal regular income tax.
For defensive purposes only, Total Return Bond Fund may also invest in acceptable investments of the Fund with short-term maturities.
Funds employing defensive tactics may not attain their stated goal relative to the period during which such tactics are employed.

INVESTMENT RATINGS
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment that the

25	HIBERNIA FUNDS

security is comparable to investment grade. The U.S. Government Income Fund may invest in corporate bonds rated A or better by S&P, Moody’s or Fitch. The Louisiana Municipal Income Fund and Total Return Bond Fund each invest in securities rated Baa or better by Moody’s or BBB or better by S&P or Fitch.
Money market instruments and commercial paper in which the Funds normally invest are rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody’s or F-1 or F-2 by Fitch.
The notes, warrants, rights and convertible securities in which the Funds invest are rated at least BBB by S&P or Fitch, or at least Baa by Moody’s, or if not rated, are determined by the Adviser to be of comparable quality.
The securities in which the Cash Reserve Fund invests must be rated in the highest short-term rating categories by one or more NRSROs or be of comparable quality to securities having such ratings. The Fund has been rated AAAm by Moody’s and in the highest class of acceptable investments by the National Association of Insurance Companies.
If a security loses its rating or has its rating reduced after a Fund purchases it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

INDUSTRY CONCENTRATION
As previously stated, the Cash Reserve Fund may invest 25% or more of its assets in commercial paper and variable rate demand notes. Generally, in excess of 50% of the total assets of the Fund will be invested in commercial paper and variable rate demand notes. Commercial paper issued by finance companies will comprise more than 25% of the Fund’s total assets, unless the Fund is in a temporary defensive position as a result of economic conditions. These policies may not be changed without shareholder approval. Concentration of the Fund’s portfolio in such obligations may entail additional risks which are not encountered by funds with more diversified portfolios including credit risk to such finance companies and temporary demand and supply imbalances.

PORTFOLIO TURNOVER
The Capital Appreciation Fund, Mid Cap Equity Fund and Total Return Bond Fund actively trade portfolio securities in an attempt to achieve their respective goal. Active trading will cause a Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on the Fund’s performance.

WHAT ARE THE SPECIFIC RISKS OF INVESTING IN A FUND?

STOCK MARKET RISKS
■
The value of equity securities in a Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund’s Share price may decline.

■
The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company’s equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS
■
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

HIBERNIA FUNDS	26

LIQUIDITY RISKS
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.

RISKS RELATED TO INVESTING FOR GROWTH
■
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE
■
Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.

■
Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

INTEREST RATE RISKS
■
Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

■
Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS
■	Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
■
Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

■
Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

■
Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

27	HIBERNIA FUNDS

■	Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

PREPAYMENT RISKS
■
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.
Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.
■
Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

CALL RISKS
■
Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

■	If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

TAX RISKS
■
In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Louisiana Municipal Income Fund to shareholders to be taxable.

Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

RISKS OF INVESTING IN LOUISIANA MUNICIPAL INCOME FUND
Yields on Louisiana municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal security markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of Louisiana Municipal Income Fund to achieve its goal also depends on the continuing ability of the issuers of Louisiana municipal securities to meet their obligations for the payment of interest and principal when due.
Further, the Louisiana economy is predominated by oil and gas; both the exploration and production. Any adverse economic conditions or developments affecting these industries, the state of Louisiana or its municipalities could impact Louisiana Municipal Income Fund’s portfolio. Investing in Louisiana municipal securities which meet Louisiana Municipal Income Fund’s quality standards may not be possible if the state of Louisiana

HIBERNIA FUNDS	28

and its municipalities do not maintain their current credit ratings.
The Louisiana Municipal Income Fund may invest more than 25% of the value of its total assets in industrial development and pollution control bonds, which may result in more than 25% of the Fund’s total assets being invested in one industry. The Fund may also invest more than 25% of its assets in housing bonds, which are revenue bonds. Legislative actions at the state or federal level, changes in national or regional economic conditions, or changes in the quality of mortgages securing some housing bonds are some of the factors that could affect housing bonds.
Other factors that may affect the Fund’s returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities.

Non-diversification
The Louisiana Municipal Income Fund is a non-diversified investment company. An investment in the Fund, therefore, may entail greater risk than would exist in a diversified investment company because the higher percentage of investments across fewer issuers could result in greater fluctuation in the total market value of the Fund’s portfolio. Any economic, political, or regulatory developments affecting the value of the securities in the Fund’s portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. The Fund will attempt to minimize the risks associated with a non-diversified portfolio by limiting, with respect to 75% of the Fund’s total assets, investments in one issuer to not more than 10% of the value of its total assets. The total amount of the remaining 25% of the value of the Fund’s total assets could be invested in a single issuer, but only if the investment adviser believes such a strategy to be prudent. In addition, the Fund intends to comply with Subchapter M of the Internal Revenue Code. This undertaking requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, and money market instruments) which exceed 5% of the Fund’s total assets, not exceed 50% of the value of the Fund’s total assets.

WHAT DO SHARES COST?

You can purchase, redeem, or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund and U.S. Government Income Fund (collectively, the Equity and Income Funds) receive your transaction request in proper form (as described in this prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). From time to time a Fund may purchase foreign securities that trade on foreign markets on days the NYSE is closed. Thus, the value of a Fund’s assets may change on days you cannot purchase or redeem Shares. NAV of the Equity and Income Funds is determined at the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE is open.
The Capital Appreciation Fund and Mid Cap Equity Fund generally value equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).
The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund generally value fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.
The Cash Reserve Fund and U.S. Treasury Money Market Fund (the Money Market Funds) attempt to stabilize the NAV of their Shares at $1.00 by valuing the portfolio securities using the amortized cost method. The Funds cannot guarantee that their NAV will always re -

29	HIBERNIA FUNDS

main at $1.00 per Share. The Money Market Funds do not charge a front-end sales charge. NAV of the Money Market Funds is determined at 11:00 a.m. (Central time) and as of the end of regular trading (normally 3:00 p.m. Central time) each day the NYSE is open.
Each of the Funds reserve the ability to modify, in response to and for the duration of any extraordinary circumstances, when the Funds will be open for purchase, exchange and redemption transactions and when the Funds will calculate NAV.
The minimum initial investment for each Fund is $1,000. With respect to the Money Market Funds, if the investment is in a retirement plan, the minimum initial investment is $250. Subsequent investments must be in amounts of at least $100. The Funds may choose to waive these minimum investment requirements for Hibernia National Bank or its affiliates and for directors and employees of Hibernia National Bank and the immediate family members of these individuals.
The following tables summarize the maximum sales charge that you will pay on an investment in a Fund. Keep in mind that investment professionals may also charge you fees for their services in connection with your Share transactions.

SALES CHARGE WHEN YOU PURCHASE
Class A Shares of Capital Appreciation Fund and Mid Cap Equity Fund are sold with a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

$0 - $99,999	4.50%	4.71%

$100,000 - $249,000	3.75%	3.90%

$250,000 - $499,000	2.50%	2.56%

$500,000 - $999,999	2.00%	2.04%

$1,000,000 +	0.00%*	0.00%

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

Class A Shares of Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund are sold with a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV

$0 - $99,999	3.00%	3.09%

$100,000 - $249,000	2.75%	2.83%

$250,000 - $499,000	2.50%	2.56%

$500,000—$999,999	2.00%	2.04%

$1,000,000 +	0.00%*	0.00%

* For transactions in excess of $1,000,000, a commission may be paid. If such a commission has been paid, the shareholder will be charged a 1% contingent deferred sales charge on any redemptions within 24 months of such purchase.

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Funds’ Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.
The sales charge at purchase may be reduced or eliminated by:
■	purchasing Shares in greater quantities to reduce the applicable sales charge;
■	combining concurrent purchases of Shares:
–	by you, your spouse, and your children under age 21; or
–	of the same share class of two or more Funds (other than Money Market Funds);
■	accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or
■	signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).
A Fund may also permit purchases without a sales charge from time to time, at its own discretion.

HIBERNIA FUNDS	30

The sales charge will be eliminated when you purchase Shares:
■	within 30 days (within 120 days for IRA accounts) of redeeming Shares of an equal or greater amount of the same share class;
■	by exchanging shares from the same share class of another Fund (other than a Money Market Fund);
■	through wrap accounts or other investment programs where you pay the investment professional directly for services;
■	through investment professionals that receive no portion of the sales charge;
■	as a Trustee or employee of the Funds, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals; or
■	through the Trust Division of Hibernia National Bank or other affiliates of Hibernia, for Funds which are held in a fiduciary, agency, custodial or similar capacity;
of any Class A Shares in excess of $ 1,000,000.*

SALES CHARGE WHEN YOU REDEEM
Redemption proceeds of Class B Shares of Capital Appreciation Fund Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund

Shares Held Up To	CDSC

1 year	5.50%

2 years	4.50%

3 years	4.00%

4 years	3.00%

5 years	2.00%

6 years	1.00%

7 years or more	0.00%

If your investment qualifies for elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.
You will not be charged a CDSC when redeeming Class B Shares:
purchased with reinvested dividends or capital gains;
purchased within 30 days (120 days for an IRA account) of redeeming Shares of an equal or lesser amount;
that you exchanged into the same share class of another Hibernia Fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
purchased through investment professionals who did not receive advanced sales payments;
if, after you purchase Shares, you become disabled as defined by the IRS;
if a Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
if your redemption is a required retirement plan distribution; or
upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.
To keep the sales charge as low as possible, the Funds redeem your Shares in this order:
Shares acquired through the reinvestment of dividends and long-term capital gains;
Shares held for more than six full years from the date of purchase; and
■	Shares held for fewer than seven years on a first-in, first-out basis.
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

CONVERSION FEATURE
Class B Shares include all Class B Shares which have been outstanding for less than the period ending eight years after the end of the month in which the share -

31	HIBERNIA FUNDS

holder’s order to purchase Class B Shares was accepted. At the end of this eight-year period, Class B Shares will automatically convert to Class A Shares of, as applicable, Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Cash Reserve Fund, in which case the Shares will be subject to a lower Rule 12b-1 distribution fee which is assessed on Class A Shares and will no longer be subject to a shareholder services fee. Such conversion will be on the basis of the relative NAV of the two classes, without the imposition of any sales charge, fee or other charge. This conversion is a non-taxable event. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses. This conversion is a non-taxable event.
For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares in a shareholder’s Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder’s Fund account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub- account will also convert to Class A Shares. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently.

HOW ARE THE FUNDS SOLD?

The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund each offer two Share classes: Class A Shares and Class B Shares, each representing interests in a single portfolio of securities. Total Return Bond Fund, U.S. Government Income Fund and U.S. Treasury Money Market Fund each offer a single class of Shares.
The Funds’ Distributor, Edgewood Services, Inc., markets the Funds’ Shares described in this prospectus to institutions or individuals, directly or through investment professionals. The Louisiana Municipal Income Fund may not be a suitable investment for retirement plans or for non-Louisiana taxpayers because it invests in Louisiana municipal securities.
When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12b-1 PLAN
The Funds (except U.S. Treasury Money Market Fund) have adopted a Rule 12b-1 Plan, which allows each Fund to pay fees for marketing and administrative services to the Distributor and investment professionals for the sale, distribution and customer servicing of a Fund’s Shares. Because these Funds pay marketing and administrative fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
The Distributor may be paid a fee in an amount computed at an annual rate of up to 0.25% for Class A Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, up to 0.25% for Shares of the Total Return Bond Fund, U.S. Government Income Fund and the U.S. Treasury Money Market Fund and up to 0.75% for Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund of the average daily net assets of each class of Shares to finance

HIBERNIA FUNDS	32

any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan.

HOW TO PURCHASE SHARES

You may purchase Shares through Hibernia National Bank (HNB), Hibernia Investments, L.L.C. (HILLC) or an investment professional (broker/dealer). Shares of the Money Market Funds may be purchased directly from the Distributor. The Funds reserve the right to reject any request to purchase or exchange Shares.

THROUGH HILLC
■	You may call HILLC toll-free at 1-800-999-0426 to purchase Shares of all the Funds. Texas residents may purchase Shares only through HILLC.
Purchase orders for the Funds (except the Money Market Funds) are considered received when the appropriate Fund or its agent is notified of the purchase order. Purchase orders must be received by HNB or HILLC before 3:00 p.m. (Central time) and must be transmitted by HNB or HILLC to the appropriate Fund or its agent before 4:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.
Payment for Shares of the Money Market Funds may be made either by check or federal funds. Payment by check must be included with the order.
Purchase orders for the Money Market Funds are considered received after payment by check is converted into federal funds. When payment is made with federal funds, the order is considered received immediately. Payment by federal funds must be received before 11:00 a.m. (Central time) on the same day as the order to earn dividends for that day. Purchase orders for the Money Market Funds may still be placed after 11:00 a.m. (Central time) but payment for such orders by federal funds must be received before 2:00 p.m. (Central time) on the next business day and you will not earn dividends for that day. If your check does not clear, your purchase order will be canceled and you could be liable for any losses or fees the Funds or their transfer agent incurs.
Federal funds should be wired as follows:
Hibernia National Bank,
New Orleans, Louisiana
All requests must include:
■	Shareholder Name;
■	Fund Name and Share Class;
■	Title or name of account;
■	and Wire Order Number.
Shares cannot be purchased by wire on holidays or when the Federal Reserve is closed. On days in which the NYSE is open and the Federal Reserve is closed, transactions in the Money Market Funds are restricted. Money movement cannot occur when the Federal Reserve is closed.

THROUGH A BROKER/DEALER
■
You may place an order through brokers and dealers to purchase Shares of the Funds (except U.S. Treasury Money Market Fund and Class A Shares of Cash Reserve Fund). Shares will be purchased at the public offering price next determined after the Fund receives the purchase request from HNB or HILLC, which forwards the request to the transfer agent.

■
Purchase requests through registered broker/dealers must be received by Hibernia National Bank or HILLC and transmitted to the Fund before 3:00 p.m. (Central time) in order for Shares to be purchased at that day’s public offering price.

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder’s checking account and invested in Fund Shares at the NAV next determined after an order is received, plus the applicable sales charge, if any. A shareholder of a Fund may apply for participation in this program through HNB or HILLC.

33	HIBERNIA FUNDS

HOW TO REDEEM AND EXCHANGE SHARES

You should redeem or exchange Shares:
■	directly from HNB or HILLC if you purchased Shares directly from one of them; or
■	through an investment professional if you purchased Shares through an investment professional.

DIRECTLY FROM HILLC

By Telephone
You may redeem or exchange Shares by calling HILLC at 1-800-999-0426, or the Fund once you have completed the appropriate authorization form (you may exchange Shares by calling the  Distributor directly).

Equity and Income Funds
If you call before the end of regular trading on the NYSE (normally 3:00 p.m. Central time) to redeem Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund, you will receive a redemption amount based on that day’s NAV. If you call after the end of regular trading on the NYSE to redeem Shares of such Funds, you will receive a redemption amount based upon the next calculated NAV.

Money Market Funds
If you call before 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the same day. If you call before 11:00 a.m. (Central time) you will not receive that day’s dividend.
If you call after 2:00 p.m. (Central time) to redeem from a Money Market Fund, your redemption will be wired to you the following business day. You will receive that day’s dividend.

By Mail
You may redeem or exchange Shares by mailing a written request to HNB or HILLC.

Equity and Income Funds
You will receive a redemption amount based on the next calculated NAV after the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund or U.S. Government Income Fund receives your written request in proper form.

Money Market Funds
Your redemption request for a Money Market Fund will be processed on the day the Fund receives your written request in proper form. Dividends are paid up to and including the day that a redemption request is processed.
Send requests by mail to:
HILLC
313 Carondelet Street
New Orleans, Louisiana 70130
All requests must include:
Shareholder Name;
Fund Name and Share Class, account number and account registration;
amount to be redeemed or exchanged;
signatures of all shareholders exactly as registered; and
if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.
Call your investment professional or HILLC at 1-800-999-0426 if you need special instructions.

THROUGH AN INVESTMENT PROFESSIONAL
Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 3:00 p.m. Central time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional or its agent.

HIBERNIA FUNDS	34

Signature Guarantees
Signatures must be guaranteed if:
■	your redemption will be sent to an address other than the address of record;
your redemption will be sent to an address of record that was changed within the last 30 days;
a redemption is payable to someone other than the shareholder(s) of record; or
if exchanging (transferring) into another fund with a different shareholder registration.
A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record or wired to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind
Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to five days:
to allow your purchase to clear;
■	during periods of market volatility; or
■	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.
You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE
Shareholders of any of the Funds are shareholders of Hibernia Funds. You may exchange Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, and Cash Reserve Fund or Shares of Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund for Shares of each of the portfolios of Hibernia Funds through a telephone exchange program. Class B Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may be exchanged for another Hibernia Fund’s Class B Shares through a telephone exchange program.
To do this, you must:
■	ensure that the account registrations are identical;
■	you must exchange Shares having an NAV of at least $1,000; and
■	receive a prospectus for the Fund into which you wish to exchange.
When an exchange is made from a Fund with a front end sales charge to a Fund with no front end sales charge, the shares exchanged and acquired through reinvested dividends retain the character of the exchanged Shares for purposes of exercising further exchange privileges; thus, an exchange of such Shares for Shares of a Fund with a front end sales charge would be at NAV.
An exchange of Class B Shares for Class B Shares of another Hibernia Fund will not be subject to a CDSC. However, if the shareholder redeems the exchanged for Shares within six years of the original purchase of Class B Shares, a CDSC will be imposed. For purposes of computing the CDSC, the length of time the share -

35	HIBERNIA FUNDS

holder has owned Class B Shares will be measured from the date of original purchase and will not be affected by the exchange.
The Funds may modify or terminate the exchange privilege at any time. The Funds’ management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Funds and other shareholders. If this occurs, the Funds may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Hibernia Funds.

SYSTEMATIC WITHDRAWAL PROGRAM (SWP)
You may automatically redeem Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the new account form or contact your investment professional, HNB or HILLC. Your account value must have a value of at least $10,000, other than retirement accounts, at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund or Shares of Total Return Bond Fund, or U.S. Government Income Fund subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program On Class B Shares
You will not be charged a CDSC on SWP redemptions if:
■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions; and
■	your account has at least a $10,000 balance when you establish the SWP (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions
The Funds will record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates
The Funds no longer issue share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Funds, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

ACCOUNT AND SHARE INFORMATION

CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS
The Capital Appreciation Fund and Mid Cap Equity Fund declare and pay any dividends quarterly to shareholders. The Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund declare and pay any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn

HIBERNIA FUNDS	36

a dividend. The Money Market Funds declare any dividends daily and pay them monthly to shareholders.
If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.
In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.
If you purchase Shares (other than Money Market Fund Shares) just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or HNB for information concerning when dividends and capital gains will be paid.
The Money Market Funds do not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION
The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. For all the Funds (except Louisiana Municipal Income Fund), Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

Fund	Distributions are expected to be primarily

Capital Appreciation Fund	Capital Gains

Mid Cap Equity Fund	Capital Gains

Total Return Bond Fund	Dividends

U.S. Government Income Fund	Dividends

Cash Reserve Fund	Dividends

U.S. Treasury Money Market Fund	Dividends

With regard to the Louisiana Municipal Income Fund, it is anticipated that distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from Louisiana state personal income tax to the extent they are derived from interest on obligations exempt from Louisiana personal income taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. It is likely that you will be required to include interest from a portion of the municipal securities owned by the Fund in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.
Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

WHO MANAGES THE FUNDS?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, HNB. The Adviser manages the Funds’ assets, including buying and selling

37	HIBERNIA FUNDS

portfolio securities. The Adviser’s address is Hibernia National Bank, Attn: Hibernia Funds, P.O. Box 61540, New Orleans, Louisiana 70161.
HNB, a national bank organized in 1890, is a wholly owned subsidiary of Hibernia Corporation (“Hibernia”). HNB has acted as investment adviser to the Trust since its inception in 1988. In 2000, HNB established a separately identifiable division, Hibernia Asset Management (“HAM”), through which all of its investment advisory services are conducted. HAM is an investment adviser registered under The Investment Adviser’s Act of 1940. Through its subsidiaries and affiliates, Hibernia offers a full range of financial services to the public, including commercial lending, depository services, cash management, retail banking, mortgage banking, discount brokerage, investment counseling, international banking, and trust services.
Hibernia is the largest publicly traded national banking company headquartered in Louisiana, Texas, Oklahoma, Arkansas or Mississippi. Hibernia is a $16.7-billion-asset organization with 263 banking locations in 34 Louisiana parishes and 16 Texas counties. It is either first, second or third in deposit market share in 31 Louisiana parishes and seven Texas counties. Hibernia’s Louisiana markets represent approximately 82% of the state’s population and 86% of its deposits. Its statewide Louisiana deposit share is 23.3%. As of December 31, 2002, the Private Client Group of HNB had approximately $9 billion under administration of which it had investment discretion over $4 billion. As part of their regular banking operations, HNB may make loans to public companies. Thus, it may be possible, from time to time, for a Fund to hold or acquire the securities of issuers which are also lending clients of HNB. The lending relationship will not be a factor in the selection of securities.
John A. Cain became Capital Appreciation Fund’s portfolio manager in March 1995 and Mid Cap Equity Fund’s portfolio manager in June 1998. Mr. Cain is a Vice President of HNB and a portfolio manager for HAM. Mr. Cain has specialized in equity and balanced account management for Hibernia since May 1985. He has 40 years of investment management experience both in the brokerage and trust industries. He earned his B.B.A. from the University of Mississippi.
Jeffrey R. Tanguis has been Louisiana Municipal Income Fund’s portfolio manager since 1988 and portfolio manager of Total Return Bond Fund since 1995. Mr. Tanguis joined Hibernia in 1984 and is currently a Vice President of HNB and a portfolio manager for HAM. Mr. Tanguis received a B.S. from Louisiana State University.
Martin C. Sirera has been the portfolio manager of the U.S. Government Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund since 1999. Mr. Sirera joined HNB in 1996 and is currently a Vice President of HNB and a portfolio manager for HAM responsible for monitoring and managing investment management agency accounts. Prior to joining Hibernia, Mr. Sirera was a portfolio manager for Regions Bank in Mobile, Alabama from October 1995 through March 1996. Before that, he was a portfolio manager for First NBC in New Orleans, Louisiana from January 1993 through September 1995. Mr. Sirera is a Chartered Financial Analyst and received his B.S. degree in Finance from the University of New Orleans.

ADVISORY FEES
The Adviser receives a monthly investment advisory fee at annual rates equal to percentages of the relevant Fund’s average net assets, as follows: Capital Appreciation Fund—0.75%; Louisiana Municipal Income Fund—0.45%; Mid Cap Equity Fund—0.75%; Total Return Bond Fund—0.70%; U.S. Government Income Fund—0.45%; Cash Reserve Fund and U.S. Treasury Money Market Fund—0.40%. The Adviser may voluntarily choose to waive a portion of its fee or reimburse a Fund for certain operating expenses.

HIBERNIA FUNDS	38

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand a Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by Ernst & Young, LLP whose report, along with the Funds’ audited financial statements, is included in the Annual Report.

39	HIBERNIA FUNDS

[THIS PAGE INTENTIONALLY LEFT BLANK]

HIBERNIA FUNDS FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Distributions in Excess of Net Investment Income

Capital Appreciation Fund—Class A Shares
1998	$22.38	0.08	1.09	1.17	(0.07)	(2.34)	—
1999	$21.14	0.01	7.73	7.74	(0.00)(3)	(2.79)	(0.02)(4)
2000	$26.07	(0.01)	4.50	4.49	—	(3.15)	—
2001	$27.41	0.02	(6.07)	(6.05)	—	(0.52)	—
2002	$20.84	0.04	(3.44)	(3.40)	(0.02)	(0.92)	—

Capital Appreciation Fund—Class B Shares
1998	$22.32	(0.06)	1.07	1.01	—	(2.34)	—
1999	$20.99	(0.16)	7.66	7.50	—	(2.79)	—
2000	$25.70	(0.18)	4.39	4.21	—	(3.15)	—
2001	$26.76	(0.18)	(5.87)	(6.05)	—	(0.52)	—
2002	$20.19	(0.11)	(3.31)	(3.42)	—	(0.92)	—

Louisiana Municipal Income Fund—Class A Shares
1998	$11.21	0.56	0.32	0.88	(0.57)	(0.05)	(0.00)(3)(4)
1999	$11.47	0.54	(0.54)	0.00	(0.54)	(0.08)	—
2000	$10.85	0.56	0.09	0.65	(0.55)	(0.10)	—
2001	$10.85	0.53(5)	0.50	1.03	(0.53)	(0.02)	—
2002	$11.33	0.51(6)	0.07(6)	0.58	(0.51)	(0.00)(3)	—

Louisiana Municipal Income Fund—Class B Shares
2002(7)	$11.36	0.34(6)	0.05(6)	0.39	(0.35)	(0.00)(3)	—

Mid Cap Equity Fund—Class A Shares
1998(9)	$10.00	(0.01)	(1.85)	(1.86)	—	—	—
1999	$8.14	(0.05)(5)	3.26	3.21	—	—	—
2000	$11.35	(0.05)	4.71	4.66	—	—	—
2001	$16.01	(0.03)	(2.12)	(2.15)	—	(1.29)	—
2002	$12.57	(0.02)	(1.01)	(1.03)	—	(0.08)	—

Mid Cap Equity Fund—Class B Shares
1998(9)	$10.00	(0.01)	(1.86)	(1.87)	—	—	—
1999	$8.13	(0.13)(5)	3.29	3.16	—	—	—
2000	$11.29	(0.11)	4.63	4.52	—	—	—
2001	$15.81	(0.11)	(2.13)	(2.24)	—	(1.29)	—
2002	$12.28	0.18	(1.26)	(1.08)	—	(0.08)	—

Total Return Bond Fund
1998	$9.99	0.58	0.35	0.93	(0.58)	(0.07)	(0.00)(3)(4)
1999	$10.27	0.58	(0.57)	0.01	(0.57)	(0.03)	—
2000	$9.68	0.59	(0.07)	0.52	(0.58)	—	—
2001	$9.62	0.57	0.56	1.13	(0.59)	—	—
2002	$10.16	0.52(5)(10)	—	0.52	(0.53)	—	—

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(3)	Amount is less than $0.01 per share.
(4)	These distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal tax purposes.
(5)	Per share information based on average shares outstanding.
(6)
Effective September 1, 2001 the Hibernia Louisiana Municipal Income Fund
adopted the provisions of the American Institute of Certified Public
Accountants (AICPA) Audit and Accounting Guide for Investment companies and began accreting short and long term discounts on debt securities. For the period ended August 31, 2002 this change had no effect on net investment income per share or net realized and unrealized gain per share, but increased the ratio of net investment income to average net assets from
4.58% to 4.59% for Class A Shares

(See Notes which are an integral part of the Financial Statements)

41	HIBERNIA FUNDS

			Ratio to Average Net Assets
Total Distributions	Net Asset Value, End of Period	Total Return(1)	Expenses	Net Investment Income (Loss)	Expense Waiver/ Reimbursement(2)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(2.41)	$21.14	5.12%	1.21%	0.32%	—	$279,778	62%
(2.81)	$26.07	38.35%	1.22%	0.03%	—	$352,876	44%
(3.15)	$27.41	18.55%	1.20%	(0.04)%	—	$380,073	8%
(0.52)	$20.84	(22.37)%	1.21%	0.07%	—	$265,817	2%
(0.94)	$16.50	(17.18)%	1.23%	0.18%	—	$217,744	3%

(2.34)	$20.99	4.36%	1.96%	(0.44)%	—	$10,840	62%
(2.79)	$25.70	37.35%	1.98%	(0.73)%	—	$18,435	44%
(3.15)	$26.76	17.65%	1.95%	(0.79)%	—	$21,159	8%
(0.52)	$20.19	(22.93)%	1.96%	(0.68)%	—	$15,245	2%
(0.92)	$15.85	(17.83)%	1.98%	(0.57)%	—	$11,849	3%

(0.62)	$11.47	8.04%	0.66%	4.94%	0.08%	$98,711	24%
(0.62)	$10.85	(0.08)%	0.66%	4.77%	0.29%	$92,702	17%
(0.65)	$10.85	6.23%	0.67%	5.20%	0.33%	$93,684	12%
(0.55)	$11.33	9.79%	0.66%	4.83%	0.33%	$98,822	9%
(0.51)	$11.40	5.32%	0.71%	4.59%(6)	0.33%	$84,361	10%

(0.35)	$11.40	3.60%	1.59%(8)	3.76%(6)(8)	0.23%(8)	$2,824	10%

—	$8.14	(18.60)%	1.89%(8)	(0.48)%(8)	0.20%(8)	$13,422	1%
—	$11.35	39.43%	1.76%	(0.44)%	0.70%	$18,283	55%
—	$16.01	41.06%	1.72%	(0.35)%	0.23%	$26,171	32%
(1.29)	$12.57	(14.05)%	1.58%	(0.21)%	0.15%	$36,985	20%
(0.08)	$11.46	(8.27)%	1.57%	(0.51)%	—	$42,545	12%

—	$8.13	(18.70)%	2.76%(8)	(1.22)%(8)	0.17%(8)	$567	1%
—	$11.29	38.87%	2.51%	(1.21)%	0.63%	$1,990	55%
—	$15.81	40.04%	2.47%	(1.10)%	0.23%	$4,090	32%
(1.29)	$12.28	(14.86)%	2.33%	(0.94)%	0.15%	$3,548	20%
(0.08)	$11.12	(8.87)%	2.32%	(1.26)%	—	$3,450	12%

(0.65)	$10.27	9.51%	1.08%	5.66%	0.17%	$79,957	31%
(0.60)	$9.68	(0.03)%	0.99%	5.69%	0.30%	$79,913	20%
(0.58)	$9.62	5.53%	0.98%	6.04%	0.30%	$77,909	11%
(0.59)	$10.16	12.08%	0.97%	5.79%	0.30%	$71,060	8%
(0.53)	$10.15	5.39%	1.01%	5.18%(10)	0.30%	$47,428	0%

and increased the ratio of net investment
income to average net assets from 3.75% to 3.76% for Class B Shares. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(7)	Reflects operations for the period from November 15, 2001(date of initial public offering) to August 31, 2002.
(8)	Computed on an annualized basis.
(9)	Reflects operations for the period from July 13, 1998 (date of initial public offering) to August 31, 1998.
(10)
Effective September 1, 2001, the Total Return Bond Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.01, increase net realized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 5.34% to 5.18%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

HIBERNIA FUNDS	42

HIBERNIA FUNDS FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income

U.S. Government Income Fund
1998	$9.98	0.61	0.34	0.95	(0.60)
1999	$10.33	0.57	(0.52)	0.05	(0.57)
2000	$9.81	0.58	0.03	0.61	(0.57)
2001	$9.85	0.59	0.46	1.05	(0.60)
2002	$10.30	0.61(3)	0.13(3)	0.74	(0.56)

Cash Reserve Fund—Class A Shares
1998	$1.00	0.05	—	0.05	(0.05)
1999	$1.00	0.04	—	0.04	(0.04)
2000	$1.00	0.05	—	0.05	(0.05)
2001	$1.00	0.05	—	0.05	(0.05)
2002	$1.00	0.01	(0.00)(4)	0.01	(0.01)

Cash Reserve Fund—Class B Shares
1999(5)	$1.00	0.03	—	0.03	(0.03)
2000	$1.00	0.04	—	0.04	(0.04)
2001	$1.00	0.04	—	0.04	(0.04)
2002	$1.00	0.01	(0.00)(4)	0.01	(0.01)

U.S. Treasury Money Market Fund
1998	$1.00	0.05	—	0.05	(0.05)
1999	$1.00	0.04	—	0.04	(0.04)
2000	$1.00	0.05	—	0.05	(0.05)
2001	$1.00	0.05	—	0.05	(0.05)
2002	$1.00	0.01	—	0.01	(0.01)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(3)
Effective September 1, 2001, the U.S. Government Income Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.05, increase net realized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.41% to 4.87%. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(4)	Amount is less than $0.01 per share.
(5)	Reflects operations for the period from September 4, 1998 (date of initial public offering) to August 31, 1999.
(6)	Computed on an annualized basis.

43	HIBERNIA FUNDS

		Ratio to Average Net Assets
Net Asset Value, End of Period	Total Return(1)	Expenses	Net Investment Income	Expense Waiver/ Reimbursement(2)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$10.33	9.74%	0.73%	5.98%	0.06%	$83,535	44%
$9.81	0.41%	0.70%	5.55%	0.27%	$84,242	24%
$9.85	6.47%	0.68%	5.96%	0.31%	$85,724	15%
$10.30	10.95%	0.68%	5.83%	0.31%	$85,017	27%
$10.48	7.39%	0.69%	4.87%(3)	0.31%	$85,093	39%

$1.00	4.82%	0.89%	4.72%	—	$149,219	—
$1.00	4.23%	0.92%	4.16%	—	$157,099	—
$1.00	5.10%	0.94%	5.03%	—	$232,410	—
$1.00	4.66%	0.90%	4.47%	—	$244,254	—
$1.00	1.27%	0.84%	1.28%	0.06%	$212,320	—

$1.00	3.37%	1.67%(6)	3.35%(6)	—	$77	—
$1.00	4.31%	1.69%	4.27%	—	$189	—
$1.00	3.88%	1.65%	3.34%	—	$509	—
$1.00	0.84%	1.30%	0.81%	0.35%	$696	—

$1.00	4.89%	0.63%	4.78%	—	$175,133	—
$1.00	4.23%	0.63%	4.14%	—	$213,793	—
$1.00	5.15%	0.63%	4.99%	—	$198,457	—
$1.00	4.68%	0.64%	4.56%	—	$210,102	—
$1.00	1.38%	0.62%	1.37%	—	$193,535	—

HIBERNIA FUNDS	44

A Statement of Additional Information (SAI) dated December 31, 2002, is incorporated by reference into this prospectus. Additional information about the Funds’ investments is contained in the Funds’ SAI, Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Funds at 1-800-999-0124.

You can obtain information about the Funds (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room’s operations and copying fees.

Hibernia Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010
www.Hiberniafunds.com

Edgewood Services, Inc., Distributor of the Funds

Investment Company Act File No. 811-5536
Cusip 428661102
Cusip 428661201
Cusip 428661508
Cusip 428661862
Cusip 428661607
Cusip 428661706
Cusip 428661805
Cusip 428661888
Cusip 428661300
Cusip 428661409
Cusip 428661870
006584 (12/02)
HIBERNIA FUNDS

Hibernia Capital Appreciation Fund
CLASS A SHARES
CLASS B SHARES

Hibernia Louisiana Municipal
Income Fund
CLASS A SHARES
CLASS B SHARES

Hibernia Mid Cap Equity Fund
CLASS A SHARES
CLASS B SHARES

Hibernia Total Return Bond Fund
Hibernia U.S. Government Income Fund
Hibernia Cash Reserve Fund
CLASS A SHARES
CLASS B SHARES

Hibernia U.S. Treasury Money
Market Fund

PORTFOLIOS OF HIBERNIA FUNDS

DECEMBER 31, 2002
[Logo of recycled paper]

PROSPECTUS

Edgewood Services, Inc., Distributor of the Funds 006584 (12/02)

                                       Hibernia Funds
                            Statement of Additional Information

                             Hibernia Capital Appreciation Fund
                             Class A Shares And Class B Shares

                          Hibernia Louisiana Municipal Income Fund
                             Class A Shares And Class B Shares

                                Hibernia Mid Cap Equity Fund
                             Class A Shares And Class B Shares

                              Hibernia Total Return Bond Fund

                            Hibernia U.S. Government Income Fund

                                 Hibernia Cash Reserve Fund
                             Class A Shares And Class B Shares

                          Hibernia U.S. Treasury Money Market Fund

                               (Portfolios of Hibernia Funds)

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Hibernia Capital Appreciation Fund, Class A Shares and
Class B Shares, Hibernia Louisiana Municipal Income Fund, Class A Shares and Class B
Shares, Hibernia Mid Cap Equity Fund, Class A Shares and Class B Shares, Hibernia  Total
Return Bond Fund, Hibernia U.S. Government Income Fund, Hibernia Cash Reserve Fund, Class A
Shares and Class B Shares, and Hibernia U.S. Treasury Money Market Fund (collectively, "The
Funds'') dated December 31, 2002.

This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the
Annual Report without charge by calling 1-800-999-0124.

December 31, 2002

                            Contents

                            How are the Funds Organized?      2
                            Securities in Which the Funds Invest      2
                            What do Shares Cost?              24
                            How are the Funds Sold?           26
                            Exchanging Securities for Shares  27
Cusip 428661102             Redemption in Kind                27
Cusip 428661201             Massachusetts Partnership
Cusip 428661508             Law                             27
Cusip 428661862             Account and Share Information     28
Cusip 428661607             Tax Information                   29
Cusip 428661706             Who Manages and Provides Services
Cusip 428661805              to the
Cusip 428661888             Funds?
Cusip 428661300             31
Cusip 428661409             How Do the Funds Measure Performance?     38
Cusip 428661870             Financial Information             45
                            Investment Ratings                45
006897 (12/02)              Addresses
                            Inside Back Cover

Massachusetts Partnership
Law
27

How are the Funds Organized?

Hibernia Capital Appreciation Fund (Capital Appreciation Fund), Hibernia Mid Cap Equity
Fund (Mid Cap Equity Fund), Hibernia Total Return Bond Fund (Total Return Bond Fund),
Hibernia U.S. Government Income Fund (U.S. Government Income Fund) (together, the Equity and Income Funds) are diversified portfolios of Hibernia Funds (Trust). Hibernia Cash
Reserve Fund (Cash Reserve Fund) and Hibernia U.S. Treasury Money Market Fund (U.S.
Treasury Money Market Fund) (together, the Money Market Funds) are also diversified portfolios of the Trust.  Hibernia Louisiana Municipal Income Fund (Louisiana Municipal
Income Fund) is a non-diversified portfolio of the Trust.  The Trust is an open-end, management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on April 8, 1988.  The Trust changed its name from Tower Mutual Funds to Hibernia Funds on November 1, 1998.

The Board of Trustees (the Board) has established two classes of shares of the Capital
Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve
Fund, known as Class A Shares and Class B Shares. This SAI relates to all of the Funds and their respective classes of Shares (Shares). The Funds' investment adviser is Hibernia
Asset Management, a separately identifiable division of Hibernia National Bank (Adviser).

Securities In Which The Funds Invest

The following is a table that indicates which types of securities are a:
P = Principal investment of a Fund; (shaded in chart)
A = Acceptable (but not principal) investment of a Fund; or
N = Not an acceptable investment of a Fund.
-----------------------------------------------------------------------------------------
Securities in     Capital     Louisiana Mid Cap  Total   U.S.        Cash    U.S.
which the Funds   AppreciationMunicipal Equity   Return  Government  Reserve Treasury
Invest:           Fund        Income    Fund     Bond    Income Fund Fund    Money
                              Fund               Fund                        Market Fund
-----------------------------------------------------------------------------------------
Equity Securities P           N         P        N       N           N       N
----------------------------------------         ----------------------------------------
------------------                      -------------------------------------------------
  Common Stocks   P           N         P        N       N           N       N
---------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Preferred       A           N         A        N       N           N       N
  Stocks
-------------------------------------------------
-----------------------------------------------------------------------------------------
  Warrants        A           N         A        N       N           N       N
-----------------------------------------------------------------------------------------
Fixed Income      A           A         A        P       P           P       P
Securities
---------------------------------------------------------            --------
------------------                                       ------------        ------------
  Treasury        A           A         A        P       P           A       P
  Securities
-------------------------------------------------                            ------------
-----------------------------------------------------------------------------------------
  Agency          A           A         A        A       P           A       N
  Securities
------------------            -------------------        ------------        ------------
-----------------------------------------------------------------------------------------
  Corporate Debt  A           A         A        P       A           P       N
  Securities
                                                 --------            --------
-------------------------------------------------        ------------        ------------
  Commercial      A           A         A        A       A           P       N
  Paper1
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Securities in     Capital     Louisiana Mid Cap  Total   U.S.        Cash    U.S.
which the Funds   AppreciationMunicipal Equity   Return  Government  Reserve Treasury
Invest:           Fund        Income    Fund     Bond    Income Fund Fund    Money
                              Fund               Fund                        Market Fund
-----------------------------------------------------------------------------------------
  Demand          A           A         A        A       N           P       N
  Instruments
-------------------------------------------------                    --------------------
------------------------------          -----------------------------        ------------
  Taxable         N           A         N        A       A           N       N
  Municipal
  Securities
-------------------------------------------------                    --------------------
-----------------------------------------------------------------------------------------
  Mortgage        N           N         N        P       A           N       N
  Backed
  Securities
-------------------------------------------------                    --------------------
-----------------------------------------------------------------------------------------
  Collateralized  N           N         N        P       P           N       N
  Mortgage
  Obligations
  (CMOs)
-----------------------------------------------------------------------------------------
-------------------------------------------------                    --------------------
  Sequential CMOs N           N         N        A       A           N       N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Z Classes and   N           N         N        N       A           N       N
  Residual
  Classes
-------------------------------------------------        --------------------------------
-----------------------------------------------------------------------------------------
  Asset Backed    N           N         N        P       A           A       N
  Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Zero Coupon     A           A         A        A       A           A       A
  Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Bank            A           A         A        A       A           A       N
  Instruments
-----------------------------------------------------------------------------------------
  Credit          N           A         N        N       N           A       N
  Enhancement
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Convertible       A           N         A        A       A           N       N
Securities
------------------------------          -------------------------------------------------
-----------------------------------------------------------------------------------------
Tax Exempt        N           P         N        A       N           N       N
Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  General         N           P         N        N       N           N       N
  Obligation
  Bonds
------------------------------          -------------------------------------------------
-----------------------------------------------------------------------------------------
  Special         N           P         N        N       N           N       N
  Revenue Bonds
-----------------------------------------------------------------------------------------
  Private         N           A         N        N       N           N       N
  Activity Bonds
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Securities in     Capital     Louisiana Mid Cap  Total   U.S.        Cash    U.S.
which the Funds   AppreciationMunicipal Equity   Return  Government  Reserve Treasury
Invest:           Fund        Income    Fund     Bond    Income Fund Fund    Money
                              Fund               Fund                        Market Fund
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
  Tax Increment   N           A         N        N       N           N       N
  Financing Bonds
-----------------------------------------------------------------------------------------
  Municipal Notes N           A         N        N       N           N       N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Municipal       N           A         N        N       N           N       N
  Leases
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Participation   N           A         N        N       N           N       N
  Interests
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Variable Rate   N           A         N        A       N           A       N
  Demand
  Instruments
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Foreign           A           N         A        A       N                   N
Securities2                                                          N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Depositary      A           N         A        A       N           N       N
  Receipts
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Foreign         A           N         A        A       N           N       N
  Exchange
  Contracts
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Foreign         A           N         A        A       N           N       N
  Government
  Securities
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Brady Bonds     A           N         A        A       N           N       N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Derivative        A           A         A        A       A           N       N
Contracts
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Futures         A           A         A        A       A           N       N
  Contracts3/4
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Options3        A           A         A        A       A           N       N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Special           A           A         A        A       A           A       N
Transactions
---------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Repurchase      A           A         A        A       A           P       P
  Agreements
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Reverse         A           A         A        A       A           A       N
  Repurchase
  Agreements
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Delayed         A           A         A        A       A           A       A
  Delivery
  Transactions
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  To Be           A           A         N        N       A           A       N
  Announced
  Securities
  (TBAs)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Dollar Rolls    A           A         N        A       A           A       N
-----------------------------------------------------------------------------------------
  Securities      A           A         A        A       A           N       N
  Lending
-----------------------------------------------------------------------------------------
  Asset Coverage  A           A         A        A       A           A       N
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Shares of       A           A         A        A       A           A       A
  Other
  Investment
  Companies
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Restricted and  A           A         A        A       A           A       A
  Illiquid
  Securities5
-----------------------------------------------------------------------------------------

1 Cash  Reserve  Fund will not invest more than 25% of the value of its total  assets in any one industry except commercial paper of finance companies.

2 The  Capital  Appreciation  Fund,  Mid Cap  Equity  Fund and Total  Return  Fund will only purchase  securities  issued in U.S. dollar  denominations and will not invest more than 15%
of total assets in foreign securities.

3 The Capital  Appreciation  Fund and Mid Cap Equity Fund may  utilize  stock index  futures contracts,  options and options on stock index futures contracts,  subject to the limitation that the value of these  futures  contracts  and  options  will not exceed 20% of the Fund's total assets.  Each Fund will limit its purchase of options so that not more than 20% of its net assets will be invested in option  premiums.  Each Fund will limit its option writing so that the assets underlying such options will not exceed 25% of its total net assets.

4 A Fund will not  participate  in futures  transactions  if the sum of its  initial  margin deposits will exceed 5% of the value of the market value of the Fund's total  assets,  after taking into account the unrealized  profits and losses on those  contracts into which it has entered.

5 The Funds may invest up to 10% of their respective total assets in restricted securities.
Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total
Return Bond Fund, and U.S. Government Income Fund will limit investments in illiquid securities (including, as applicable, certain restricted securities not determined by the
Board to be liquid, non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and over-the-counter options) to 15% of their respective net assets. The Money Market Funds will limit investments in illiquid securities to 10% of their respective net assets.

Permitted securities and investment techniques are set forth in the securities chart.
Securities and techniques principally used by the Funds to meet their respective goals are above described in the prospectus.  Other securities and techniques used by the Funds to meet their respective goals are described below.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity  securities  represent a share of an issuer's  earnings and assets,  after the issuer pays its  liabilities.  A Fund  cannot  predict  the  income  it will  receive  from  equity securities  because issuers  generally have discretion as to the payment of any dividends or distributions.  However,  equity  securities offer greater  potential for appreciation  than many other types of  securities,  because their value  increases  directly with the value of the issuer's business.  The following  describes the types of equity securities in which the
Funds may invest.

Preferred Stocks

Preferred stocks have the right to receive specified  dividends or distributions  before the issuer  makes  payments on its common  stock.  Some  preferred  stocks also  participate  in dividends  and  distributions  paid on common  stock.  Preferred  stocks may also permit the issuer to redeem the  stock.  A Fund may also treat  such  redeemable  preferred  stock as a fixed income security.

Warrants

Warrants give a Fund the option to buy the issuer's  equity  securities at a specified price
(the exercise  price) at a specified  future date (the  expiration  date).  The Fund may buy the  designated  securities  by paying  the  exercise  price  before  the  expiration  date.
Warrants  may become  worthless  if the price of the stock does not rise above the  exercise price by the  expiration  date.  This  increases the market risks of warrants as compared to the underlying security.  Rights are the same as warrants,  except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income  securities pay interest,  dividends or  distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted  periodically.  In addition, the issuer of a fixed income security must repay the principal amount of the security,  normally within a specified  time.  Fixed income  securities  provide more regular income than equity securities.  However,  the returns on fixed  income  securities  are limited and normally do not increase with the issuer's  earnings.  This limits the potential  appreciation  of fixed income securities as compared to equity securities.

A security's  yield  measures the annual  income earned on a security as a percentage of its price.  A security's  yield will increase or decrease  depending  upon whether it costs less
(a discount) or more (a premium)  than the  principal  amount.  If the issuer may redeem the security  before  its  scheduled  maturity,  the price and yield on a  discount  or  premium security may change  based upon the  probability  of an early  redemption.  Securities  with higher risks  generally  have higher  yields.  The  following  describes  the types of fixed income securities in which the Funds invest:

Taxable Municipal Securities

Municipal   securities  are  issued  by  states,   counties,   cities  and  other  political
subdivisions  and  authorities.  Although many municipal  securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed  securities  represent  interests in pools of mortgages.  The mortgages that comprise  a  pool  normally  have  similar  interest  rates,  maturities  and  other  terms.
Mortgages  may have fixed or  adjustable  interest  rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage  backed  securities  come in a variety of forms.  Many have  extremely  complicated terms.  The simplest form of mortgage backed  securities are pass-through  certificates.  An issuer of  pass-through  certificates  gathers  monthly  payments from an underlying pool of mortgages.  Then,  the issuer  deducts its fees and  expenses  and passes the balance of the payments onto the certificate  holders once a month.  Holders of  pass-through  certificates receive a pro rata share of all payments and  pre-payments  from the  underlying  mortgages.
As a result, the holders assume all the prepayment risks of the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

CMOs,  including interests in real estate mortgage  investment  conduits (REMICs),  allocate payments and  prepayments  from an  underlying  pass-through  certificate  among  holders of different  classes of mortgage  backed  securities.  This creates  different  prepayment and interest rate risks for each CMO class.

Sequential CMOs

In  a  sequential  pay  CMO,  one  class  of  CMOs  receives  all  principal   payments  and
prepayments.  The next class of CMOs receives all principal  payments  after the first class is paid off.  This  process  repeats for each  sequential  class of CMO.  As a result,  each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

The  Funds  will  invest  only  in CMOs  which  are  rated  AAA by a  nationally  recognized statistical  rating  organization  (NRSRO) and which may be: (a)  collateralized by pools of mortgages in which each  mortgage is  guaranteed  as to payment of principal and interest by an  agency  or  instrumentality  of the  U.S.  government;  (b)  collateralized  by pools of mortgages in which  payment of principal  and interest is  guaranteed by the issuer and such guarantee is collateralized by U.S.  government  securities;  or (c) securities in which the proceeds of the issuance are invested in mortgage  securities  and payment of the  principal and  interest  are  supported  by the  credit of an agency  or  instrumentality  of the U.S.
government.

Z Classes and Residual Classes

CMOs must allocate all payments  received from the  underlying  mortgages to some class.  To capture any  unallocated  payments,  CMOs  generally have an accrual (Z) class. Z classes do not receive any  payments  from the  underlying  mortgages  until all other CMO classes have been paid off.  Once  this  happens,  holders  of Z class  CMOs  receive  all  payments  and prepayments.  Similarly,  REMICs have residual  interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased  or decreased  prepayment  risks  depends upon the  structure of the
CMOs.  However,  the actual returns on any type of mortgage  backed security depend upon the performance  of the  underlying  pool of  mortgages,  which no one can predict and will vary among pools.

Zero Coupon Securities

Zero coupon  securities do not pay interest or principal  until final  maturity  unlike debt securities that provide  periodic  payments of interest  (referred to as a coupon  payment).
Investors buy zero coupon  securities at a price below the amount  payable at maturity.  The difference  between the purchase price and the amount paid at maturity  represents  interest on the zero coupon  security.  Investors  must wait until  maturity to receive  interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many  forms of zero  coupon  securities.  Some are  issued at a  discount  and are referred to as zero coupon or capital  appreciation  bonds. Others are created from interest bearing bonds by separating  the right to receive the bond's coupon  payments from the right to receive  the bond's  principal  due at  maturity,  a process  known as coupon  stripping.
Treasury  STRIPs,  Treasury  Income Growth Receipts  (TIGRs) and  Certificates of Accrual on
Treasuries  (CATs)  are the most  common  forms  of  stripped  zero  coupon  securities.  In addition,  some  securities give the issuer the option to deliver  additional  securities in place of cash interest payments,  thereby  increasing the amount payable at maturity.  These are referred to as pay-in-kind or PIK securities.

Bank Instruments

Bank  instruments  are unsecured  interest  bearing  deposits with banks.  Bank  instruments include bank accounts,  time  deposits,  certificates  of deposit and banker's  acceptances.
Yankee  instruments are denominated in U.S.  dollars and issued by U.S.  branches of foreign banks.  Eurodollar  instruments  are  denominated  in U.S.  dollars  and issued by  non-U.S.
branches of U.S. or foreign banks.

Credit Enhancement

Credit  enhancement  consists of an arrangement in which a company agrees to pay amounts due on a fixed  income  security if the issuer  defaults.  In some cases the  company  providing credit  enhancement  makes all  payments  directly  to the  security  holders  and  receives reimbursement  from  the  issuer.  Normally,  the  credit  enhancer  has  greater  financial resources and liquidity  than the issuer.  For this reason,  the Adviser  usually  evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement  include  guarantees,  letters of credit,  bond insurance and surety bonds.  Credit  enhancement also includes  arrangements where securities or other liquid assets secure payment of a fixed income security.  If a default occurs,  these assets may be sold and the  proceeds  paid to the  defaulted  security's  holders.  Either  form of credit  enhancement  reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible  securities are fixed income  securities  that a Fund has the option to exchange for equity  securities at a specified  conversion price. The option allows a Fund to realize additional  returns if the market  price of the equity  securities  exceeds  the  conversion price.  For  example,  a Fund may hold fixed income  securities  that are  convertible  into shares of common  stock at a conversion  price of $10 per share.  If the market value of the shares of common  stock  reached  $12, a Fund could  realize an  additional  $2 per share by converting its fixed income securities.

Convertible  securities  have lower  yields than  comparable  fixed  income  securities.  In addition,  at the time a  convertible  security is issued the  conversion  price exceeds the market value of the underlying equity securities.  Thus,  convertible securities may provide lower returns than  non-convertible  fixed income securities or equity securities  depending upon  changes  in the  price  of the  underlying  equity  securities.  However,  convertible securities  permit a Fund to realize some of the potential  appreciation  of the  underlying equity securities with less risk of losing its initial investment.

The Funds  treat  convertible  securities  as both fixed  income and equity  securities  for
purposes  of  their   investment   policies  and   limitations,   because  of  their  unique
characteristics.

Tax Exempt Securities

Tax exempt  securities are fixed income  securities that pay interest that is not subject to regular  federal  income taxes.  Typically,  states,  counties,  cities and other  political subdivisions  and  authorities  issue tax  exempt  securities.  The market  categorizes  tax exempt securities by their source of repayment.

Private Activity Bonds

Private  activity  bonds are special  revenue bonds used to finance  private  entities.  For example,  a  municipality  may issue  bonds to finance a new  factory  to improve  its local economy.  The  municipality  would lend the proceeds from its bonds to the company using the factory,  and the company would agree to make loan  payments  sufficient to repay the bonds.
The bonds  would be payable  solely from the  company's  loan  payments,  not from any other revenues of the  municipality.  Therefore,  any default on the loan normally would result in a default on the bonds.

The interest on many types of private  activity bonds is subject to the federal  alternative minimum tax (AMT).  The Louisiana Municipal Income Fund may invest in bonds subject to AMT.

Tax Increment Financing Bonds

Tax increment  financing  (TIF) bonds are payable from  increases in taxes or other revenues attributable to projects  financed by the bonds.  For example,  a municipality may issue TIF bonds to  redevelop  a  commercial  area.  The TIF bonds  would be payable  solely  from any increase in sales taxes  collected  from  merchants in the area.  The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

Municipal Notes

Municipal notes are short-term tax exempt securities.  Many municipalities  issue such notes to fund their  current  operations  before  collecting  taxes or other  municipal  revenues.
Municipalities  may also issue notes to fund  capital  projects  prior to issuing  long-term bonds.  The issuers  typically repay the notes at the end of their fiscal year,  either with taxes, other revenues or proceeds from newly issued notes or bonds.

Municipal Leases

Municipalities  may enter into leases for equipment or  facilities.  In order to comply with state public  financing laws,  these leases are typically  subject to annual  appropriation.
In other words, a municipality may end a lease,  without  penalty,  by not providing for the lease  payments  in its  annual  budget.  After the lease  ends,  the  lessor can resell the equipment or facility but may lose money on the sale.

The  Louisiana  Municipal  Income  Fund  may  invest  in  securities  supported  by pools of municipal  leases.  The most common type of lease  backed  securities  are  certificates  of participation (COPs).  However, the Fund may also invest directly in individual leases.

Participation Interests

The Louisiana Municipal Income Fund may purchase participation interests from financial institutions such as commercial banks, savings associations, and insurance companies. These participation interests give the Fund an undivided interest in Louisiana municipal securities.

The municipal securities subject to the participation interests are not limited to maturities of one year or less, so long as the participation interests include the right to demand payment, typically within seven days, from the issuers of those interests. The Fund will purchase only participation interests which have such a demand feature or which mature in less than one year. The financial institutions from which the Fund purchases participation interests frequently provide or secure irrevocable letters of credit or guarantees to assure that the participation interests are of high quality. The Board will determine that participation interests meet the prescribed quality standards for the Fund.

Liquidity Puts

The Louisiana Municipal Income Fund may purchase a right to sell a security held by it back to the issuer or to another party at an agreed upon price at any time during a stated
period or on a certain date.  These rights are also referred to as standby commitments.

Municipal Bond Insurance

The Louisiana Municipal Income Fund may purchase municipal securities covered by insurance which guarantee the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (Policies).

The Fund will require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Fund's Adviser, such insurance would benefit the
Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Fund's Adviser anticipates that more than 50% of the Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance policies are noncancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers.  One type of
Policy covers certain municipal securities only during the period in which they are in the
Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing.

The other type of Policy covers municipal securities not only while they remain in the
Fund's portfolio but also until their final maturity even if they are sold out of the
Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance.

The premiums for the Policies are paid by the Fund and the yield on the Fund's portfolio is reduced thereby. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premium for the
Policies are estimated to range from 0.1% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity Corporation (AMBAC),
Financial Guaranty Insurance Company (FGIC), Bond Investors Guaranty Insurance Company
(BIG), or any other municipal bond insurer which is rated AAA by Standard & Poor's
(S&P) or Aaa by Moody's Investors Service (Moody's) Each Policy guarantees the payment of principal and interest on the municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature reduces financial risk, but the cost thereof and the restrictions on investments imposed by the guidelines in the insurance policies reduce the yield to shareholders.

MBIA, AMBAC, FGIC, and BIG will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, FGIC, and BIG cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, FGIC, and BIG will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Board will reserve the right to terminate any policy if it determines that the benefits to the Fund of having its portfolio insured under such policy are not justified by the expense involved.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments shall become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of mandatory sinking fund payment), default or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration.
The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The
Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value of the Shares of the Fund, or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities.
However, with respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer of such municipal securities, if there occurs any change in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal securities. A "when-issued" municipal security will be covered under the
Policies upon the settlement date of the issuer of such "when-issued" municipal security.
In determining to insure municipal securities held by the Fund, each municipal bond insurer has applied its own standards, which correspond generally to the standards established for determining the insurability of new issues of municipal securities. This insurance is intended to reduce financial risk, but the cost thereof and compliance with investment restrictions imposed under the Policies will reduce the yield to shareholders of the
Fund.If a Policy terminates as to municipal securities sold by the Fund on the date of sale, in which event municipal bond insurers will be liable only for those payments of principal and interest that are then due and owing, the provision for insurance will not enhance the marketability of securities held by the Fund, whether or not the securities are in default or subject to significant risk of default, unless the option to obtain permanent insurance is exercised. On the other hand, since Issuer-Obtained Insurance will remain in effect as long as the insured municipal securities are outstanding, such insurance may enhance the marketability of municipal securities covered thereby, but the exact effect, if any, on marketability cannot be estimated. The Fund generally intends to retain any securities that are in default or subject to significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted security and the market value of similar securities of minimum investment grade (i.e., rated "BBB") that are not in default. To the extent that the Fund holds defaulted securities, it may be limited in its ability to manage its investments and to purchase other municipal securities. Except as described above with respect to securities that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal securities that it holds.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.  The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Foreign Securities

Foreign  securities  are  securities of issuers based outside the United  States.  The Funds consider an issuer to be based outside the United States if:

o     it is  organized  under the laws of, or has a principal  office  located  in,  another country;

o     the principal trading market for its securities is in another country; or

o     it (or its  subsidiaries)  derived in its most current fiscal year at least 50% of its total  assets,  capitalization,  gross  revenue or profit from goods  produced,  services performed, or sales made in another country.

Foreign  securities are primarily  denominated in foreign  currencies.  Along with the risks normally  associated  with domestic  securities  of the same type,  foreign  securities  are subject to  currency  risks and risks of  foreign  investing.  Trading  in  certain  foreign markets is also subject to liquidity risks.

Depositary Receipts

Depositary  receipts  represent  interests  in  underlying  securities  issued  by a foreign company.  Depositary  receipts  are  not  traded  in  the  same  market  as  the  underlying security.  The foreign securities  underlying American Depositary Receipts (ADRs) are traded in the United  States.  ADRs provide a way to buy shares of  foreign-based  companies in the
United  States  rather  than in  overseas  markets.  ADRs are also  traded in U.S.  dollars, eliminating the need for foreign exchange  transactions.  The foreign securities  underlying
European  Depositary  Receipts (EDRs),  Global Depositary Receipts (GDRs), and International
Depositary  Receipts  (IDRs),  are traded globally or outside the United States.  Depositary receipts  involve  many of the same  risks of  investing  directly  in  foreign  securities, including currency risks and risks of foreign investing.

Foreign Exchange Contracts

In order to convert U.S. dollars into the currency needed to buy a foreign  security,  or to convert foreign currency received from the sale of a foreign security into U.S.  dollars,  a
Fund may enter into spot currency  trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current  exchange rate. The Fund may also enter into  derivative contracts  in which a  foreign  currency  is an  underlying  asset.  The  exchange  rate for currency  derivative  contracts may be higher or lower than the spot exchange  rate.  Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

Foreign Government Securities

Foreign  government  securities  generally consist of fixed income  securities  supported by national,  state or  provincial  governments  or  similar  political  subdivisions.  Foreign government  securities  also include debt  obligations of  supranational  entities,  such as international  organizations  designed  or  supported  by  governmental  entities to promote economic  reconstruction  or development,  international  banking  institutions  and related government  agencies.  Examples of these include,  but are not limited to, the International
Bank for  Reconstruction  and Development (the World Bank), the Asian  Development Bank, the
European Investment Bank and the Inter-American Development Bank.

Foreign  government  securities also include fixed income  securities of  quasi-governmental agencies  that are  either  issued by  entities  owned by a  national,  state or  equivalent government  or are  obligations  of a  political  unit that are not  backed by the  national
government's  full  faith  and  credit.  Further,   foreign  government  securities  include
mortgage-related   securities  issued  or  guaranteed  by  national,   state  or  provincial
governmental instrumentalities, including quasi-governmental agencies.

Brady Bonds

Brady Bonds are U.S. dollar  denominated debt obligations that foreign  governments issue in exchange  for  commercial  bank  loans.  The  International  Monetary  Fund (IMF)  typically negotiates  the exchange to cure or avoid a default by  restructuring  the terms of the bank loans.  The  principal  amount of some Brady  Bonds is  collateralized  by zero  coupon U.S.
Treasury  securities which have the same maturity as the Brady Bonds.  However,  neither the
U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

Derivative Contracts

Derivative  contracts are financial  instruments that require payments based upon changes in the values of designated (or  underlying)  securities,  currencies,  commodities,  financial indices or other assets. Some derivative  contracts (such as futures,  forwards and options)
require  payments  relating  to  a  future  trade  involving  the  underlying  asset.  Other derivative  contracts  (such as swaps)  require  payments  relating to the income or returns from the  underlying  asset.  The other party to a  derivative  contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities  exchanges.  In this case, the  exchange  sets all the terms of the  contract  except  for the  price.  Investors  make payments due under their contracts  through the exchange.  Most exchanges  require investors to maintain  margin accounts  through their brokers to cover their potential  obligations to the  exchange.  Parties to the  contract  make (or  collect)  daily  payments  to the margin accounts  to  reflect  losses  (or  gains) in the value of their  contracts.  This  protects investors against potential  defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For  example,  a Fund could  close out an open  contract to buy an asset at a future date by entering  into an  offsetting  contract  to sell the same  asset  on the same  date.  If the offsetting sale price is more than the original  purchase  price,  the Fund realizes a gain;
if it is less,  the Fund realizes a loss.  Exchanges may limit the amount of open  contracts permitted  at any one time.  Such limits may  prevent the Fund from  closing out a position.
If this  happens,  the Fund will be required to keep the contract open (even if it is losing money on the  contract),  and to make any payments  required  under the contract (even if it has to sell portfolio  securities at unfavorable  prices to do so). Inability to close out a contract  could also harm the Fund by preventing it from  disposing of or trading any assets it has been using to secure its obligations under the contract.

The  Funds  may also  trade  derivative  contracts  over-the-counter  (OTC) in  transactions negotiated  directly between a Fund and the  counterparty.  OTC contracts do not necessarily have  standard  terms,  so they  cannot be  directly  offset  with other OTC  contracts.  In addition,  OTC contracts  with more  specialized  terms may be more  difficult to price than exchange traded contracts.

Depending  upon how a Fund uses  derivative  contracts  and the  relationships  between  the market value of a derivative  contract and the underlying  asset,  derivative  contracts may increase or decrease the Fund's exposure to interest rate and currency  risks,  and may also expose the Fund to  liquidity  and leverage  risks.  OTC  contracts  also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts.

Futures Contracts

Futures  contracts provide for the future sale by one party and purchase by another party of a specified  amount of an underlying asset at a specified  price,  date, and time.  Entering into a contract to buy an underlying  asset is commonly  referred to as buying a contract or holding a long position in the asset.  Entering into a contract to sell an underlying  asset is  commonly  referred  to as selling a contract  or holding a short  position in the asset.
Futures  contracts are considered to be commodity  contracts.  Futures  contracts traded OTC are frequently referred to as forward contracts.

The Funds (except the Money Market  Funds) may buy and sell the  following  types of futures contracts:  financial futures contracts,  and, in the case of Capital  Appreciation Fund and
Mid Cap Equity Fund, stock index futures.

For the immediate future,  Capital Appreciation Fund and Mid Cap Equity Fund will enter into futures contracts  directly only when they desire to exercise a financial futures put option in their  respective  portfolio  rather than either closing out the option or allowing it to expire.

Options

Options are rights to buy or sell an  underlying  asset for a specified  price (the exercise price)  during,  or at the end of, a  specified  period.  A call  option  gives  the  holder
(buyer) the right to buy the  underlying  asset from the seller  (writer)  of the option.  A put  option  gives the holder  the right to sell the  underlying  asset to the writer of the option. The writer of the option receives a payment,  or premium,  from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Funds may:

o     Buy call options on financial  futures contracts in anticipation of an increase in the value of the underlying asset;

o     Buy put options on financial  futures  contracts in  anticipation of a decrease in the value of the underlying asset (Except Capital Appreciation Fund); and

o     Buy or write options to close out existing options positions.

The Funds may also write call  options on  portfolio  securities  to  generate  income  from premiums,  and in  anticipation  of a decrease or only limited  increase in the value of the underlying  asset.  If a call  written  by the  Fund is  exercised,  the Fund  foregoes  any possible  profit  from an  increase  in the market  price of the  underlying  asset over the exercise price plus the premium received.

The Funds may also  write put  options on  portfolio  securities  to  generate  income  from premiums,  and in anticipation  of an increase or only limited  decrease in the value of the underlying  asset.  In writing  puts,  there is a risk that a Fund may be  required  to take delivery of the  underlying  asset when its current  market price is lower than the exercise price.

When a Fund writes options on futures contracts,  it will be subject to margin  requirements similar to those applied to futures contracts.

Mid Cap Equity Fund may utilize stock index futures contracts,  options and options on stock index  futures  contracts,  subject  to the  limitation  that the  value  of  these  futures contracts and options will not exceed 20% of the Fund's total assets.

Each Fund will  limit its  purchase  of  options so that not more than 20% of its net assets will be invested  in option  premiums.  Each Fund will limit its option  writing so that the assets underlying such options will not exceed 25% of its total net assets.

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause a Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions may not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

Derivative Contracts

Derivative  contracts are financial  instruments that require payments based upon changes in the values of designated (or  underlying)  securities,  currencies,  commodities,  financial indices or other assets. Some derivative  contracts (such as futures,  forwards and options)
require  payments  relating  to  a  future  trade  involving  the  underlying  asset.  Other derivative  contracts  (such as swaps)  require  payments  relating to the income or returns from the  underlying  asset.  The other party to a  derivative  contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities  exchanges.  In this case, the  exchange  sets all the terms of the  contract  except  for the  price.  Investors  make payments due under their contracts  through the exchange.  Most exchanges  require investors to maintain  margin accounts  through their brokers to cover their potential  obligations to the  exchange.  Parties to the  contract  make (or  collect)  daily  payments  to the margin accounts  to  reflect  losses  (or  gains) in the value of their  contracts.  This  protects investors against potential  defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For  example,  a Fund could  close out an open  contract to buy an asset at a future date by entering  into an  offsetting  contract  to sell the same  asset  on the same  date.  If the offsetting sale price is more than the original  purchase  price,  the Fund realizes a gain;
if it is less,  the Fund realizes a loss.  Exchanges may limit the amount of open  contracts permitted  at any one time.  Such limits may  prevent the Fund from  closing out a position.
If this  happens,  the Fund will be required to keep the contract open (even if it is losing money on the  contract),  and to make any payments  required  under the contract (even if it has to sell portfolio  securities at unfavorable  prices to do so). Inability to close out a contract  could also harm the Fund by preventing it from  disposing of or trading any assets it has been using to secure its obligations under the contract.

The  Funds  may also  trade  derivative  contracts  over-the-counter  (OTC) in  transactions
negotiated   directly  between  the  Fund  and  the  counterparty.   OTC  contracts  do  not
necessarily  have  standard  terms,  so they  cannot  be  directly  offset  with  other  OTC contracts.  In addition,  OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending  upon how a Fund uses  derivative  contracts  and the  relationships  between  the market value of a derivative  contract and the underlying  asset,  derivative  contracts may increase or decrease the Fund's exposure to market and currency  risks,  and may also expose the Fund to  liquidity  and leverage  risks.  OTC  contracts  also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts.

Futures And Options Transactions

The Funds (except the Money Market Funds) may engage in or reserve the right to engage in put and call options, financial futures, and options on futures as discussed for those
Funds in the prospectus.  For purposes of Capital Appreciation Fund and Mid Cap Equity
Fund, financial futures may include stock index futures.

The  Funds will maintain positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired.  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

Financial Futures Contracts

A futures contract is a firm commitment by two parties:  the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.  Financial futures contracts call for the delivery of particular debt securities issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government.

In the fixed income securities market, price moves inversely to interest rates.  A rise in rates means a drop in price.  Conversely, a drop in rates means a rise in price.  In order to hedge their holdings of securities, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect themselves against the possibility that the prices of their securities may decline during the Funds' anticipated holding period.  The Funds would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Purchasing Put Options on Financial Futures Contracts

Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

A Fund could purchase put options on futures to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates or as  a means of reducing fluctuations in the net asset value  ("NAV")  of shares of the Fund.
Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value.  In such an event, a Fund will normally close out its option by selling an identical option.  If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by such Fund for the original option plus the realized decrease in value of the hedged securities.

Alternately, a Fund may exercise its put to close out the position.  To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option.  The Fund would then deliver the futures contract in return for payment of the strike price.  If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

Writing Call Options on Financial Futures Contracts

In addition to purchasing put options on futures, a Fund may write listed call options on futures contracts for U.S. government securities to hedge its portfolio against an increase in market interest rates.  When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised.  As market interest rates rise, causing the prices of futures to go down, a
Fund's obligation under a call option on a future (to sell a futures contact) costs less to fulfill, causing the value of such Fund's call option position to increase.

In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that Fund keeps the premium received for the option.  This premium can offset the drop in value of such Fund's fixed income securities which is occurring as interest rates rise.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, such
Fund may close out the option by buying an identical option.  If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option.  The new premium income of the Fund will then offset the decrease in value of the hedged securities.

Writing Put Options on Financial Futures Contracts

The Funds may write listed put options on financial futures contracts for U.S. government securities to hedge their portfolios against a decrease in market interest rates.  When a
Fund writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option.  As market interest rates decrease, the market price of the underlying futures contract increases.

As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market.  The premium received by the Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.

Prior to the expiration of the put option, or its exercise by the buyer, a Fund may close out the option by buying an identical option.  If the hedge is successful, the cost of buying the second option will be less than the premium received by such Fund for the initial option.

Purchasing Call Options on Financial Futures Contracts

When a Fund purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option.  As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of such Fund's option position.  When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price.

Limitation on Open Futures Position

A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions
(marked to market) exceeds the current market value of its portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Margin in Futures Transactions

Unlike the purchase or sale of a security, a Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is know as "marking to market."  Variation margin does not represent a borrowing or loan by the
Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expires.  In computing its daily NAV, a Fund will mark-to-market its open futures positions.

The Funds are also required to deposit and maintain margin when they write call options on futures contracts.

Purchasing Put and Call Options on Portfolio Securities

The Funds may purchase put and call options on portfolio securities to protect against price movements in particular securities.  A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option.  A call option gives a Fund, in return for a premium, the right to buy the underlying security from the seller.

Capital Appreciation Fund may only buy put options which are listed on a recognized options exchange.

Writing Covered Put and Call Options on Portfolio Securities

As writer of a call option, a Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price.
As a writer of a put option, a Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).  In the case of put options, a Fund will segregate cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.

Stock Index Futures and Options

The Mid Cap Equity Fund may utilize stock index futures contracts, options and options on stock index futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets.  These futures contracts and options will be used to handle cash flows into and out of the Fund and to potentially reduce transactional costs, since transactional costs associated with futures and options contracts can be lower than costs stemming from direct investments in stocks.

Special Transactions

Reverse Repurchase Agreements

Reverse  repurchase  agreements  are  repurchase  agreements  in which a Fund is the  seller
(rather than the buyer) of the  securities,  and agrees to repurchase them at an agreed upon time and price. A reverse  repurchase  agreement may be viewed as a type of borrowing by the
Fund.  Reverse  repurchase  agreements  are subject to credit  risks.  In addition,  reverse repurchase  agreements create leverage risks because the Fund must repurchase the underlying security at a higher  price,  regardless  of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed  delivery  transactions,  including when issued  transactions,  are  arrangements in which a Fund buys  securities  for a set price,  with payment and delivery of the securities scheduled for a future time.  During the period between purchase and settlement,  no payment is made by the Fund to the issuer and no  interest  accrues  to the Fund.  The Fund  records the  transaction  when  it  agrees  to buy  the  securities  and  reflects  their  value  in determining  the  price  of its  shares.  Settlement  dates  may be a month  or  more  after entering  into these  transactions  so that the market values of the  securities  bought may vary from the purchase  prices.  Therefore,  delayed delivery  transactions  create interest rate risks for a Fund.  Delayed  delivery  transactions  also  involve  credit  risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

As with other delayed  delivery  transactions,  a seller agrees to issue a TBA security at a future  date.  However,  the  seller  does  not  specify  the  particular  securities  to be delivered.  Instead,  a Fund agrees to accept any security that meets specified  terms.  For example,  in a TBA mortgage backed  transaction,  a Fund and the seller would agree upon the issuer,  interest rate and terms of the underlying mortgages.  The seller would not identify the  specific  underlying  mortgages  until it issues  the  security.  TBA  mortgage  backed securities  increase  interest  rate risks  because  the  underlying  mortgages  may be less favorable than anticipated by a Fund.

Dollar Rolls

Dollar  rolls  are  transactions  where  a Fund  sells  mortgage  backed  securities  with a commitment to buy similar,  but not identical,  mortgage backed  securities on a future date at a lower  price.  Normally,  one or both  securities  involved  are  TBA  mortgage  backed securities.  Dollar rolls are subject to interest rate risks and credit risks.

Securities Lending

A Fund may lend portfolio  securities to borrowers that the Adviser deems  creditworthy.  In return,  the Fund receives cash or liquid  securities  from the borrower as collateral.  The borrower must furnish  additional  collateral  if the market value of the loaned  securities increases.  Also,  the  borrower  must pay the  Fund  the  equivalent  of any  dividends  or interest received on the loaned securities.

The Fund  will  reinvest  cash  collateral  in  securities  that  qualify  as an  acceptable investment  for the Fund.  However,  the Fund must pay  interest to the borrower for the use of cash collateral.

Loans are subject to  termination  at the option of the Fund or the borrower.  The Fund will not have the right to vote on  securities  while they are on loan,  but it will  terminate a loan in anticipation of any important  vote. The Fund may pay  administrative  and custodial fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations.  Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction.  This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Investing in Securities of Other Investment Companies

The Funds may invest  assets in  securities  of other  investment  companies,  including the securities of affiliated  money market  funds,  as an efficient  means of carrying out their investment  policies and managing their  uninvested  cash. Any such investment by a Fund may be subject to duplicate  expenses.  However,  the Adviser will waive its investment advisory fee on assets invested in securities of other  investment  companies.  The Adviser  believes that  the  benefits  and  efficiencies  of  this  approach  should  outweigh  the  potential additional expenses.  The Funds may also invest in such securities directly.

Investment Ratings

A nationally recognized rating service's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+,
SP-1, or SP-2 by S&P, MIG-1 or MIG-2 by Moody's, or F-1+, F-1, or F-2 by Fitch Ratings
("Fitch") are all considered to be rated in one of the two highest short-term rating categories. The Cash Reserve Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two rating services in one of their two highest rating categories. See "Regulatory Compliance."

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSRO. For example, the S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. A Fund's principal risks are described in the prospectus. Additional risk factors are outlined below.

Liquidity Risks

o     Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their  price volatility.

o     Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the
   Fund could incur losses.

o     OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Currency Risks

o     Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

o     The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Risks of Foreign Investing

o     Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o     Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent a Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o     Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of  a  Fund's investments.

o     Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.

Risks Related To Hedging

When a Fund uses  financial  futures and options on futures as hedging  devices,  there is a risk that the prices of the  securities  subject to the futures  contracts may not correlate perfectly  with the prices of the  securities  in the Fund's  portfolio.  This may cause the futures  contracts  and  any  related  options  to  react  differently  than  the  portfolio securities  to market  changes.  In  addition,  a Fund's  Adviser  could be incorrect in its expectations  about  the  direction  or  extent of market  factors,  such as  interest  rate movements.  In these  events,  the Fund may lose money on the futures  contracts or options.
When a Fund writes a call  option,  it retains the risk of a market  decline in the price of the underlying  security,  but gives up the right to capital  appreciation  of that security above the "strike price" of the option.

It is not certain that a secondary market for positions in futures  contracts or for options will exist at all times.  Although a Fund's Adviser will consider  liquidity before entering into  options  transactions,  there is no  assurance  that a liquid  secondary  market on an exchange will exist for any particular  futures  contract or option at any particular  time.
The Funds' ability to establish and close out futures and options  positions depends on this secondary market.

o     A Fund will not  participate in futures  transactions if the sum of its initial margin deposits  on open  contracts  will  exceed 5% of the  market  value of the  Fund's  total assets,  after taking into account the unrealized  profits and losses on those  contracts into which it has entered;

o     The Funds will not enter into these contracts for speculative purposes; and

o     Since the Funds do not constitute a commodity  pool, they will not market as such, nor serve as vehicles for trading in the commodities futures or commodity options markets.

In this regard, the Funds will disclose to all prospective  investors the limitations on its futures and options  transactions,  and will make clear that these  transactions are entered into only for bona fide hedging purposes or such other purposes  permitted under regulations promulgated by the Commodity Futures Trading  Commission  (CFTC).  The Funds intend to claim an  exclusion  from  registration  as  a  commodity  pool  operator  under  the  regulations promulgated by the CFTC.  When a Fund purchases  futures  contracts or writes put options on futures contracts,  an amount of cash and cash equivalents equal to the underlying commodity value of the futures  contracts (less any related margin  deposits) or equal to the exercise price  of the put  options  will be  deposited  in a  segregated  account  with  the  Fund's custodian  (or broker,  if legally  permitted)  to  collateralize  the  position and thereby insure that the use of such futures contracts is unleveraged.

Fundamental INVESTMENT Objectives and Policies

The investment objectives and fundamental policies of the Fund's  may not be changed by the
Fund's Board without shareholder approval.

o     Capital Appreciation Fund seeks to provide growth of capital and income;

o     Louisiana  Municipal  Income Fund seeks to provide  current  income which is generally exempt from  federal  regular  income tax and the personal  income  taxes  imposed by the state of Louisiana;

o     Mid Equity Cap Fund seeks total return;

o     Total Return Bond Fund seeks to maximize total return;

o     U.S. Government Income Fund seeks to provide current income;

o     Cash  Reserve  Fund seeks to provide  current  income  consistent  with  stability  of principal; and

o     U.S.  Treasury  Money  Market Fund seeks to provide  current  income  consistent  with stability of principal and liquidity.

As a matter of fundamental policy, the Louisiana Municipal Income Fund will invest its assets so that, under normal circumstances, at least 80% of its annual interest income is exempt from federal regular and Louisiana state income taxes or at least 80% of its net assets are invested in obligations, the interest income from which is exempt from federal regular and Louisiana state income taxes.

As a matter of fundamental policy, the average maturity of the securities in Cash Reserve
Fund's portfolio, computed on a dollar-weighted basis, will be 120 days or less.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund (except
Louisiana Municipal Income Fund) will not purchase securities of any one issuer (other than cash; cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S.
government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities and Borrowing Money

A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 ("1940 Act").

Concentration of Investments

Capital Appreciation Fund and Mid Cap Equity Fund will not invest 25% or more of their respective total assets in securities of issuers having their principal business activities in the same industry. Total Return Bond Fund will not invest 25% or more of the value of its total assets in any one industry.  However, investing in U.S. government obligations shall not be considered investments in any one industry. Cash Reserve Fund will not invest more than 25% of the value of its total assets in any one industry except commercial paper of finance companies.  However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry. With respect to securities comprising 75% of the value of its total assets, U.S. Treasury Money Market Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. (For purposes of this limitation, U.S. Treasury Money Market Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items.")

Investing in Real Estate

A Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.  A Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

A Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the
Securities Act of 1933.

Lending Cash or Securities

A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board  and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval.
Shareholders will be notified before any material change in these limitations becomes effective.

Buying on Margin

A Fund will not purchase securities on margin provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets

A Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Restricted and Illiquid Securities

A Fund may invest in restricted securities.  Restricted securities are any securities in which a Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law.  Under criteria established by the Board certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Funds will limit their purchase, together with other illiquid securities to 15% (for the Money Market Funds, 10%)of their net assets.

Acquiring Securities

Cash Reserve Fund will not acquire the voting securities of any issuer.  It will not invest in securities of a company for the purpose of exercising control or management.

Investing in Other Investment Companies

A Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies.  It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.  At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.

Writing Covered Call Options and Purchasing Put Options

Capital Appreciation Fund and Mid Cap Equity Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.  A Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's net assets would be invested in premiums on open put option positions.

Total Return Bond Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.  The Fund will not write put or call options or purchase put or call options in excess of 5% of the value of its total assets.

U.S. Government Income Fund will not write covered put and call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash or U.S. Treasury obligations with a value equal to or greater than the exercise price of the underlying securities.  The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.

Regulatory Compliance

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than the fundamental investment limitations, as set forth in the prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.  In particular, the Funds will comply with the various requirements of Rule 2a-7 (the Rule), which regulates money market mutual funds.
The Funds will determine the effective maturity of investments according to the Rule.  The
Funds may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's (except the Money Market Funds) portfolio securities are determined as follows:

o     for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o     in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

o     futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.
   Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o     for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and

o     for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

The Board has decided that the best method for determining the value of the Money Market
Funds' portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the
NAV computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Money Market Funds' use of the amortized cost method of valuing portfolio instruments depends on their compliance with certain conditions in the Rule promulgated by the
Securities and Exchange Commission (SEC) under the 1940 Act. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Funds' investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The
Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Trading in Foreign Securities

Trading in foreign securities may be completed at times which vary from the closing of the
New York Stock Exchange (NYSE). In computing its NAV, a Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Funds' Board, although the actual calculation may be done by others.

What Do Shares Cost?

The Funds' (except the Money Market Funds) NAV per Share fluctuates and is based on the market value of all securities and other assets of the Funds.

The NAV for Class A Shares and Class B Shares of Capital Appreciation, Fund Louisiana
Municipal Income Fund, and Mid Cap Equity Fund may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING or eliminating THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge for the Equity and Income
Funds, as follows. Hibernia National Bank (HNB) or the Distributor must be notified by you in writing or by your financial institution in order to reduce or eliminate the sales charge.

Quantity Discounts

Larger purchases of Class A Shares of Capital Appreciation Fund, Louisiana Municipal Income
Fund and Mid Cap Equity Fund and Shares of Total Return Bond Fund or U.S. Government Income
Fund reduce the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in a Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of Class A Shares of Capital Appreciation Fund,
Louisiana Municipal Income Fund and Mid Cap Equity Fund and Shares of Total Return Bond
Fund or U.S. Government Income Fund in calculating the applicable sales charge. The sales charge will be reduced after the purchase is confirmed.

Letter of Intent

You can sign a Letter of Intent committing to purchase a certain amount of the Class A
Shares of Capital Appreciation Fund, Louisiana Municipal Income Fund and Mid Cap Equity
Fund and Shares of Total Return Bond Fund and U.S. Government Income Fund within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the
Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 30 days (within 120 days for an IRA account), your Share redemption proceeds at the next determined NAV without any sales charge. HNB or the
Distributor must be notified by you or your financial institutional in writing of the reinvestment in order to eliminate a sales charge. If you redeem your Shares in a Fund, there may be tax consequences.

Purchases by Affiliates of the Fund

The following individuals may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases.

o     the Trust  Division  of HNB or other  affiliates  of HNB for funds which are held in a fiduciary, agency, custodial, or similar capacity;

o     Trustees/Directors  and  employees  of the Trust,  HNB,  or their  affiliates  and the spouses, children, parents, and the parents of the spouse of any such person;

o     retired  Trustees/Directors  and retired  employees of HNB, and the spouse,  children, parents and the parents of the spouse of any such person;

o     any accounts for which such an employee serves in a fiduciary,  agency,  custodial, or similar capacity;

o     Trustees/Directors and employees of Edgewood Services, Inc. or its affiliates;

o     retired  Trustees/Directors and retired employees of any bank or investment dealer who has a sales agreement with Edgewood  Services,  Inc. with regard to the Funds,  and their spouses and children; and

o     investors who purchase Shares through The Personal Portfolio  Manager(R),  an investment program  sponsored  by  Hibernia  Investments,  L.L.C.  (HILLC)  or other  similar  asset allocation  programs made available through  financial  institutions who have established dealer agreements with Edgewood Services, Inc.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE - Class B Shares

These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a
Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Funds' transfer agent, no CDSC will be imposed on redemptions:

o     the portion of which is attributable to increases in the value of the account due to increases in the NAV per Share;

o     of Shares acquired through reinvestment of dividends and capital gains;

o     of Shares held for more than six years after the end of the calendar month of acquisition;

o     following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;

o     representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of  70 1/2; and

o     which are involuntary redemptions processed by a Fund because the accounts do not meet the minimum balance requirements.

How are the Funds Sold?

Under the Distributor's Contract with the Fund, the Distributor (Edgewood Services, Inc.)
offers Shares on a continuous, best-efforts basis.

front-end SALES CHARGE REALLOWANCES

For sales of Class A Shares of Capital  Appreciation Fund,  Louisiana  Municipal Income Fund
and Mid Cap Equity  Fund and Shares of Total  Return  Bond Fund and U.S.  Government  Income
Fund,  HNB and any  authorized  dealer will  normally  receive up to 100% of the  applicable sales  charge.  Any portion of the sales charge which is not paid to HNB,  HILLC or a dealer will be retained  by the  Distributor.  For sales of Class B Shares of Capital  Appreciation
Fund, Mid Cap Equity Fund,  Louisiana Municipal Income Fund and Cash Reserve Fund, HILLC and
any  authorized  dealer  will  normally  receive up to 100% of the CDSC.  Any portion of the sales charge or  contingent  deferred  sales charge  which is not paid to HNB,  HILLC,  or a dealer  will  be  retained  by the  Distributor.  However,  the  Distributor,  in  its  sole discretion,  may  uniformly  offer to pay to HNB,  HILLC or a dealer  selling  shares of the
Funds, all or a portion of the sales charge or CDSC it normally retains.  Such payments may, to the extent permitted by applicable laws, rules and regulations,  take the form of cash or promotional  incentives,  such as payment of certain  expenses of  qualified  employees  and their spouses to attend  informational  meetings  about the Funds or other special events at recreational facilities, or items of material value.

RULE 12B-1 PLAN

As a reimbursement-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for the provision of administrative services
(such as the provision of office space, equipment, telephone facilities and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records, processing purchase and redemption transactions, and performing other services) and/or marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that a Fund's overall assets are maintained or increased. This helps a Fund achieve economies of scale, reduce per Share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the
Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund reimburses the Distributor only for those payments made to investment professionals up to the maximum Rule 12b-1 Plan fee. The Distributor may seek reimbursement in following years for any unreimbursed expenses permitted under the Plan. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES - class b shares

The Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and
Cash Reserve Fund may pay Federated Shareholder Services Company, a subsidiary of Federated
Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals and financial institutions may be paid fees out of the assets of the Distributor, HILLC, HNB, or their affiliates (but not out of a Fund's assets). The
Distributor may be reimbursed by the Adviser or its affiliates.

Investment professionals and financial institutions receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may, to the extent permitted by applicable laws, rules and regulations, be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Funds or other special events at recreational-type facilities, or items of material value.

When an investment professional's customer purchases Shares, the investment professional may receive an amount up to 5.50% of the NAV of Class B Shares.

When an investment professional sells Class A Shares of greater than $1,000,000 but less than $3,000,000 in any one transaction, the investment professional may receive an amount up to 1% of the Class A Shares so purchased.  When an investment professional sells Class A
Shares of greater than $3,000,000 but less than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.50% of the Class A Shares so purchased.  When an investment professional sells Class A Shares of greater than $7,000,000 in any one transaction, the investment professional may receive an amount up to 0.25% of the Class A Shares so purchased.  When an advance commission is paid under this program, redemptions within 24 months of the applicable purchase will be subject to a 1.00%
contingent deferred sales charge as disclosed in the prospectus.

Exchanging Securities for Shares

You may contact the Distributor to request a purchase of Shares in exchange for securities you own with a value of at least $25,000. The Funds reserve the right to determine whether to accept your securities. A Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the
Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the
Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under
Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Funds.

In the unlikely event a shareholder is held personally liable for a Fund's obligations, the
Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust  will defend any claim made and pay any judgment against a shareholder for any act or obligation of a Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of a Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding shares of all series entitled to vote.

As of December 2, 2002, the following shareholders of each Fund owned of record, beneficially, or both, 5% or more of a Fund's outstanding Shares:

Hibernia Capital Appreciation Fund  (Class A Shares)

HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
5,640,958 Class A Shares (43.50%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee,
Wisconsin, owned approximately 2,483,390 Class A Shares (19.15%); HIBFUND, Marshall &
Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,093,248 Class A Shares
(16.14%); and Hibernia National Bank, RPO Retirement Security Plan of Hibernia, New
Orleans, Louisiana, owned approximately 1,669,801 Class A Shares (12.88%).

Hibernia Capital Appreciation Fund  (Class B Shares)

There were no shareholders of record who owned 5% or more of the Fund's Class B Shares.

Hibernia Louisiana Municipal Income Fund  (Class A Shares)

HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
2,935,906 Class A Shares (39.17%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee,
Wisconsin, owned approximately 626,558 Class A Shares (8.36%); and HIBFUND, Marshall &
Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 695,595 Class A Shares (9.28%).

Hibernia Louisiana Municipal Income Fund  (Class B Shares)

Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 66,531 Class B Shares (21.07%)

Hibernia Mid Cap Equity Fund (Class A Shares)

HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
2,531,710 Class A Shares (63.86%); Hibernia National Bank, RPO Retirement Security Plan of
Hibernia Corp., New Orleans, Louisiana, owned approximately 549,839 Class A Shares
(13.87%); and HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 585,111 Class A Shares (14.76%).

Hibernia Mid Cap Equity Fund (Class B Shares)

Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 24,471Class B Shares (8.08%)

Hibernia Total Return Bond Fund

HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
3,257,260 Shares (69.63%); Hibernia National Bank, RPO Retirement Security Plan of
Hibernia., New Orleans, Louisiana, owned approximately 689,738 Shares (14.74%); and
HIBSPEC, Marshall Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 474,972
Shares (10.15%).

Hibernia U.S. Government Income Fund

HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
2,918,915 Shares (35.29%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin,
owned approximately 2,465,128 Shares (29.80%); HIBFUND, Marshall & Ilsley Trust Co.,
Milwaukee, Wisconsin, owned approximately 1,893,530 Shares (22.89%).

Hibernia Cash Reserve Fund (Class A Shares)

HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately
145,825,255 Class A Shares (63.94%); Hibernia National Bank RPO Retirement Security Plan of
Hibernia, New Orleans, Louisiana, owned approximately 25,400,557 Class A Shares (11.14%);
and Hibernia Insurance LLC, New Orleans, Louisiana owned approximately 16,547,068 Class A
Shares (7.25%).

Hibernia Cash Reserve Fund (Class B Shares)

Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 279,091 Class B Shares (35.93%).

Hibernia U.S. Treasury Money Market Fund

HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee Wisconsin, owned approximately
142,458,628 Shares (72.96%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Funds intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to pay federal corporate income tax.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by a Fund.

The Total Return Bond Fund and U.S. Government Income Fund are entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

FOREIGN INVESTMENTS

If the Capital Appreciation Fund, Mid Cap Equity Fund, Total Return Bond Fund, or Cash
Reserve Fund purchase foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive
Foreign Investment Companies (PFIC), and a Fund may be subject to federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Funds will qualify for certain Code provisions that would allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Louisiana Municipal Income Fund--Additional Tax Information

Shareholders  are not required to pay federal  regular income tax on any dividends  received from Louisiana  Municipal  Income Fund that  represent net interest on tax exempt  municipal securities.  However,  under the Tax Reform Act of 1986, dividends representing net interest earned on some municipal  securities may be included in calculating  the federal  individual alternative minimum tax or the federal alternative minimum tax for corporations.

The  alternative  minimum tax, equal to up to 28% of alternative  minimum taxable income for individuals  and 20% for  corporations,  applies  when it exceeds  the  regular  tax for the taxable year.  Alternative  minimum taxable income is equal to the regular taxable income of the taxpayer  increased by certain  "tax-preference"  items not included in regular  taxable income and reduced by only a portion of the  deductions  allowed in the  calculation  of the regular tax.

The Tax Reform Act of 1986 treats interest on certain "private  activity" bonds issued after
August 7, 1986, as a  tax-preference  item for both  individuals  and  corporations.  Unlike traditional  governmental purpose municipal bonds, which finance roads, schools,  libraries, prisons,  and other public  facilities,  private  activity bonds provide benefits to private parties.  Louisiana  Municipal  Income Fund may purchase all types of municipal  securities, including  private activity bonds.  Thus, in any tax year, a portion of the Fund's dividends may be treated as a tax-preference item.

In addition, in the case of a corporate  shareholder,  dividends of the Fund which represent interest on  municipal  bonds may be subject to the 20%  corporate  alternative  minimum tax because the dividends  are included in a  corporation's  "adjusted  current  earnings."  The corporate  alternative  minimum  tax  treats  75%  of the  excess  of a  taxpayer's  pre-tax
"adjusted  current  earnings" over the taxpayer's  alternative  minimum  taxable income as a tax-preference item.

"Adjusted  current  earnings"  is based upon the concept of a  corporation's  "earnings  and profits."  Since  "earnings  and  profits"  generally  includes  the full amount of any Fund dividend,  and alternative minimum taxable income does not include the portion of the Fund's dividend  attributable  to  municipal  bonds  which  are not  private  activity  bonds,  the difference will be included in the calculation of the corporation's alternative minimum tax.

Dividends of Louisiana  Municipal  Income Fund  representing  net interest  income earned on some  temporary  investments  and any  realized net  short-term  gains are taxed as ordinary income.

These  tax  consequences   apply  whether  dividends  are  received  in  cash  or  as additional  shares.  Information on the tax status of dividends and  distributions is provided annually.

Louisiana  Taxes.  Under existing  Louisiana  laws,  distributions  made by the Fund are not
subject  to  Louisiana   income  taxes   provided   that  such   distributions   qualify  as
exempt-interest  dividends,  and represent interest from obligations which are issued by the
State of  Louisiana  or any of its  political  subdivisions,  which  interest is exempt from federal  income  tax.  Conversely,  to the extent  that  distributions  made by the Fund are attributable to other types of obligations,  such distributions will be subject to Louisiana income taxes.

Other State and Local Taxes

Income from Louisiana  Municipal Income Fund is not necessarily free from state income taxes in states other than  Louisiana or from  personal  property  taxes.  With respect to all the
Funds,  shareholders  are urged to consult  their own tax advisers  regarding  the status of their accounts under state and local tax laws.

Who Manages and Provides Services to the Funds?

BOARD OF TRUSTEES
The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.  The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are
"interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Trust currently is comprised of seven portfolios. Unless otherwise noted, each Board member oversees all portfolios in the
Hibernia Fund Complex and serves for an indefinite term.

As of December 2, 2002, the Funds' Board and Officers as a group owned less than 1% of the outstanding Class A Shares and Class B Shares of Capital Appreciation Fund, Louisiana
Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund and less than 1% of the outstanding Shares of Total Return Bond Fund, U.S. Government Income Fund and U.S. Treasury
Money Market Fund.

 ------------------------------------------------------------------------
 Name                           Principal Occupations       Aggregate
 Birth Date                     for Past Five Years,        Compensation
 Address                        Other Directorships Held    From Trust
 Position With Trust            and Previous Positions
 Date Service Began
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 INTERESTED TRUSTEES BACKGROUND AND COMPENSATION
 ------------------------------------------------------------------------

 Edward C. Gonzales*             Principal Occupations:        $0
 Birth Date: October 22, 1930    President, Executive
 Federated Investors Tower       Vice President and
 1001 Liberty Avenue             Treasurer of some of the
 Pittsburgh, PA                  Funds in the Federated
 TRUSTEE                         Investors Fund Complex;
                                 Vice Chairman, Federated
 Began Serving: September 1991   Investors, Inc.;
                                 Trustee, Federated
                                 Administrative Services.

                                 Previous Positions:
                                 Trustee or Director of
                                 some of the Funds in the
                                 Federated Fund Complex;
                                 CEO and Chairman,
                                 Federated Administrative
                                 Services.
 ------------------------------

 ------------------------------------------------------------------------
 INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Arthur Rhew Dooley, Jr.        Principal Occupation:
 Birth Date: December 17, 1942  Registered Professional     $18,000
 2575 Ashley Street             Engineer; Chairman and
 Beaumont, TX                   CEO, Dooley
 TRUSTEE                        Tackaberry, Inc.
 Began Serving: July 1999       (distributors and
                                fabricators of fire
                                protection and safety
                                equipment),
                                1967 to Present.

                                Other Directorships Held:
                                Chairman and CEO, dba
                                Entire Business Technology
                                Center, 1983 to 1999;
                                Director, Loop Cold
                                Storage Company.

                                Previous Positions:
                                Director, UTM.D. Anderson
                                Cancer Center Board of
                                Visitors; Director, Texas
                                Energy Museum; Member,
                                World Presidents
                                Organization (former YPO
                                Members); Member, Society
                                of Fire Protection
                                Engineers.
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 Teri G. Fontenot               Principal Occupation:
 Birth Date: June 16, 1953      President and Chief         $18,000
 18933 E. Pinnacle Circle       Executive Officer of
 Baton Rouge, LA                Woman's Hospital,
 TRUSTEE                        Certified Public
 Began Serving: June 2001       Accountant, MBA.

                                Other Directorships Held:
                                Immediate Past Chair of
                                Greater Baton Rouge
                                Chamber of Commerce, Chair
                                of Louisiana Hospital
                                Association, Federal
                                Reserve Bank of
                                Atlanta-New Orleans Branch
                                Board, Alliance Bank
                                Board, Committee of 100,
                                Chair-Elect Hospital
                                Billing and Collection
                                Services, Inc.; Board,
                                Louisiana Perinatal
                                Commission; LA Research
                                and Technology Foundation
                                Board; National Institute
                                of Health-Advisory Council
                                of Women's' Health
                                Research.
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                                Principal Occupations:
 Joe N. Averett, Jr.            President of Crystal Gas    $18,000
 Birth Date: February 4, 1943   Storage, Inc., a wholly
 11000 Seville Quarters         owned subsidiary of El
 Shreveport, LA                 Paso (NYSE:EPG).
 TRUSTEE
 Began Serving: June 2001
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 OFFICERS**
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------

 Peter J. Germain               Principal Occupations:      $0
 Birth Date: September 3, 1959  Senior Vice President of
 1001 Liberty Avenue            Federated Services Company.
 Pittsburgh, PA
 PRESIDENT AND ASSISTANT        Previous Position: Senior
 SECRETARY                      Corporate Counsel,
                                Federated Investors, Inc.
 ------------------------------------------------------------------------
                                Principal Occupations:      $0
 Richard J. Thomas              Treasurer of the Federated
 Birth Date: June 17, 1954      Investors Fund Complex;
 1001 Liberty Avenue            Senior Vice President,
 Pittsburgh, PA                 Federated Administrative
 TREASURER                      Services.

                                Previous Positions: Vice
                                President, Federated
                                Administrative Services;
                                held various management
                                positions within Funds
                                Financial Services
                                Division of Federated
                                Investors, Inc.
 ------------------------------------------------------------------------

 Timothy S. Johnson             Principal Occupations:      $0
 Birth Date: July 31, 1961      Counsel, Reed Smith LLP.
 1001 Liberty Avenue
 Pittsburgh, PA                 Previous Positions: Vice
 SECRETARY                      President and Corporate
                                Counsel, Federated
                                Services Company;
                                Secretary, Edgewood
                                Services, Inc.; Secretary
                                or Assistant Secretary of
                                various funds distributed
                                by Edgewood Services, Inc.
                                and Federated Securities
                                Corp.
 ------------------------------------------------------------------------

* Mr. Gonzales is deemed an interested Trustee due to the positions that he holds with
Federated Investors, Inc., the parent company for the Funds' distributor.

**Officers do not receive any compensation from the Funds.

COMMITTEES of the board
Board     Committee        Committee Functions                         Meetings Held
                                                                        During Last
Committee Members                                                       Fiscal Year
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Executive Edward C.        In between meetings of the full Board,          None
          Gonzales         the Executive Committee generally may
                           exercise all the powers of the full Board
                           in the management and direction of the
                           business and conduct of the affairs of
                           the Trust in such manner as the Executive
                           Committee shall deem to be in the best
                           interests of the Trust.  However, the
                           Executive Committee cannot elect or
                           remove Board members, increase or
                           decrease the number of Trustees, elect or
                           remove any Officer, declare dividends,
                           issue shares or recommend to shareholders
                           any action requiring shareholder approval.

Audit     Joe N.           The Audit Committee reviews and                  Two
          Averett, Jr.     recommends to the full Board the
          ---------------  independent auditors to be selected to
          Arthur Rhew      audit the Fund`s financial statements;
          Dooley, Jr.      meet with the independent auditors
          Teri G.          periodically to review the results of the
          Fontenot         audits and report the results to the full
                           Board; evaluate the independence of the
                           auditors, review legal and regulatory
                           matters that may have a material effect
                           on the financial statements, related
                           compliance policies and programs, and the
                           related reports received from regulators;
                           review the Fund`s internal audit
                           function; review compliance with the
                           Fund's code of conduct/ethics; review
                           valuation issues; monitor inter-fund
                           lending transactions; review custody
                           services and issues and investigate any
                           matters brought to the Committee's
                           attention that are within the scope of
                           its duties.

Board ownership of shares in the HIBERNIA fUNDS AS OF dECEMBER 31, 2001

                      Dollar
    Interested       Range of
 Board Member Name Shares Owned
                     in Funds
--------------------------------
Edward Gonzales        NONE

--------------------------------------------------------------------------------------------
                      Dollar
    Independent      Range of
 Board Member Name  hares Owned
                   S in Funds
--------------------------------
Joe N. Averett, Jr.$50,001-$100,000
Arthur Rhew            NONE
Dooley, Jr.
Teri G. Fontenot       NONE

INVESTMENT ADVISER
--------------------------------------------------------------------------------------------

The Adviser conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the
Trust.

Because of the internal controls maintained by HNB to restrict the flow of non-public information, Fund investments are typically made without any knowledge of HNB's or its affiliates' lending relationships with an issuer.

Approval of Investment Advisory Contract

As required by the 1940 Act, the Fund's Board has reviewed the Funds investment advisory contract.  The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.  During its review of the contract, the Board considers many factors, among the most material of which are:  the
Funds' investment objectives and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Hibernia organization in addition to investment advisory services; and the Funds' relationship to other funds in the Hibernia fund family.

In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract.  In this regard, the Board is mindful of the potential disruptions of the Funds' operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract.
In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Funds.

The Board also considers the compensation and benefits received by the Adviser.  This includes fees received for services provided to the Funds by other entities in the Hibernia organization and research services received by the Adviser from brokers that execute Fund trades, as well as advisory fees.  In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation:  the nature and quality of the services provided by the Adviser, including the performance of the Funds; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Funds grow larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Funds; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee.  The Funds' Board is aware of these factors and takes them into account in its review of the Funds' advisory contract.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Funds and working with Hibernia on matters relating to the
Funds, and is assisted in its deliberations by the advice of independent legal counsel.  In this regard, the Board requests and receives a significant amount of information about the
Funds and the Hibernia organization.  Hibernia provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs.  In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises.  Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; a Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or
"peer group" funds), and comments on the reasons for performance; a Fund's expenses
(including the advisory fee itself and the overall expense structure of a Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading a Fund's portfolio securities; the nature and extent of the advisory and other services provided to a Fund by the Adviser and its affiliates;
compliance and audit reports concerning the Funds and the companies that service them; and
relevant developments in the mutual fund industry and how the Funds and/or Hibernia are responding to them.

The Board also receives financial information about Hibernia, including reports on the compensation and benefits Hibernia derives from its relationships with the Funds.  These reports cover not only the fees under the advisory contracts, but also fees received for providing other services to the Funds under separate contracts (e.g., for serving as the
Funds' custodian).  The reports also discuss any indirect benefit Hibernia may derive from its receipt of research services from brokers who execute fund trades.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations.  Not all of the factors and considerations identified above are relevant to every fund, nor does the Board consider any one of them to be determinative.  Because the totality of circumstances includes considering the relationship of each Fund to the
Hibernia family of funds, the Board does not approach consideration of every Fund's advisory contract as if that were the only Fund offered by Hibernia.

Code of Ethics Restrictions On Personal Trading

As required by SEC rules, the Funds, their Adviser, and Distributor have adopted codes of ethics.  These codes govern securities trading activities of investment personnel, Fund
Trustees, and certain other employees.  Although they do permit these people to trade in securities, including those that a Fund could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The
Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling
Shares of the Funds and other funds distributed by the Distributor and its affiliates. The
Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Funds' Board.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the accounts in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by a Fund.

Research Services

Research services may include advice as to the advisability of investing in securities;
security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the
Adviser or by affiliates in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended August 31, 2002, the Funds' Adviser directed brokerage transactions to certain brokers due to research services they provided.

For the fiscal year ended August 31, 2002, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. Total amount of transactions for the Capital Appreciation Fund was $9,283,026, for which the Fund paid
$46,856 per share in brokerage commissions.  Total amount of transactions for the Mid Cap
Equity Fund was $19,082,572, for which the Fund paid $26,410 per share in brokerage commissions.

ADMINISTRATOR

Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets of the Funds as specified below:

                       Average Aggregate
--------------------   Daily Net Assets
Maximum                of the Federated Funds
Administrative Fee
0.150 of 1%            on the first $250 million
0.125 of 1%            on the next $250 million
0.100 of 1%            on the next $250 million
0.075 of 1%            on assets in excess of
                       $750 million

The administrative fee received during any fiscal year shall be at least $50,000 per portfolio. Federated Administrative Services may voluntarily waive a portion of its fee and may reimburse the Funds for expenses.
--------------------------------------------------------------------------------------------

Federated Administrative Services also provides, or causes the provision of, certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on each Fund's assets, plus out-of-pocket expenses.

CUSTODIAN

Hibernia National Bank, New Orleans, Louisiana, is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated
Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders.  The fee is based on the level of a Fund's average net assets for the period, plus out-of- pocket expenses.

INDEPENDENT Auditors

The independent auditor for the Trust, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDs FOR SERVICES

Capital Appreciation Fund
For the Year Ended August               2002                2001           2000
31
Advisory Fee Earned               $1,995,296          $2,595,257     $2,838,677
Advisory Fee Reduction                    $0                  $0             $0
Brokerage Commissions                $46,856
                                                         $79,911       $117,909
Administrative Fee                  $298,019            $376,558       $417,052
12b-1 Fee
Class A Shares                      $629,683                  --             --
Class B Shares                      $106,248                  --             --
Shareholder Services Fee
Class B Shares                       $35,416                  --             --

--------------------------------------------------------------------------------------------

Louisiana Municipal Income Fund
For the Year Ended August               2002                2001            2000
31
Advisory Fee Earned                 $407,423            $394,892        $440,117
Advisory Fee Reduction              $208,239            $201,833        $200,207
Administrative Fee                  $101,494             $96,704        $109,123
12b-1 Fee                                                     --              --
Class A Shares                      $223,955                  --             --
Class B Shares                        $7,173                  --             --

--------------------------------------------------------------------------------------------

Mid Cap Equity Fund
For the Year Ended August               2002                 2001           2000
31
Advisory Fee Earned                 $325,694             $253,594       $182,506
Advisory Fee Reduction                    $0              $51,974        $48,668
Brokerage Commissions                $26,410              $30,406        $13,416
Administrative Fee                   $50,000              $50,000        $41,507
12b-1 Fee
Class A Shares                       $99,742                   --             --
Class B Shares                       $26,468                   --             --
Shareholder Services Fee
Class B Shares                        $8,822                   --             --

Total Return Bond Fund
--------------------------------------------------------------------------------------------
For the Year Ended August               2002                2001           2000
31
Advisory Fee Earned                 $418,286            $525,310       $548,348
Advisory Fee Reduction              $179,266            $225,133       $235,006
Administrative Fee                   $66,880             $81,695        $86,332
12b-1 Fee                           $149,388                  --             --

--------------------------------------------------------------------------------------------

U.S. Government Income Fund
For the Year Ended August               2002                2001            2000
31
Advisory Fee Earned                 $379,613            $375,414        $380,907
Advisory Fee Reduction              $177,153            $175,193        $177,757
Administrative Fee                   $94,641             $90,831         $93,275
12b-1 Fee                           $210,896                  --              --

Cash Reserve Fund
--------------------------------------------------------------------------------------------
For the Year Ended August               2002                 2001           2000
31
Advisory Fee Earned                 $929,548             $966,744       $814,922
Advisory Fee Reduction               $92,119                   --             --
Administrative Fee                  $260,426             $262,951       $224,005
12b-1 Fee
Class A Shares                      $579,310                   --             --
Class B Shares                        $4,972                   --             --
Shareholder Services Fee
Class B Shares                        $1,657                   --             --

--------------------------------------------------------------------------------------------

U.S. Treasury Money Market Fund
For the Year Ended August               2002                2001            2000
31
Advisory Fee Earned                 $944,700            $940,871        $839,826
Administrative Fee                  $264,302            $255,943        $231,333
With respect to Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity
Fund, and Cash Reserve Fund, fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.
--------------------------------------------------------------------------------------------

How Do the Funds Measure Performance?

The Funds may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of
Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a
Fund's or any class of Shares' expenses; and various other factors.

Share performance (except the Money Market Funds) fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Average Annual Total Returns and Yield

Capital Appreciation Fund
Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August 31, 2002.

                       1 Year          5 Years  10 Years
Class A Shares
Total Return
Before Taxes           (20.90)%       1.15%     9.97%
After Taxes on          21.61)%        0.75)%    .53%
Distributions          (              (         7
After Taxes on          11.95)%        0.86)%    .62%
Distributions   and
Sale of Shares         (              (         7
                                                Start of Performance
                       1 Year          5 Years   on December 2, 1996
Class B Shares
Total Return
Before Taxes           (22.15)%       1.06%     4.05%
After Taxes on          22.88)%        0.85)%    .33%
Distributions          (              (         2
After Taxes on          12.64)%        .84%      .28%
Distributions   and
Sale of Shares         (              0         3

--------------------------------------------------------------------------------------------

Louisiana Municipal Income Fund
Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August 31, 2002.

Yield and Tax Equivalent Yield are given for the 30-day period ended August 31, 2002.

                     30-Day
----------------     Period                   5 Years    10
                     1 Year                              Years
Class A Shares
Total Return         N/A
Before Taxes                           2.17% 5.16%       5.88%
After Taxes on                          .16%              .76%
Distributions                          2     5.05%       5
After Taxes on                          .06%              .77%
Distributions and
Sale of Shares                         3     5.07%       5
Yield                3.48%             N/A   N/A        N/A
Tax Equivalent       6.28%             N/A   N/A        N/A
Yield
                     30-Day           Start of Performance
                     Period            on November 15, 2001
Class B Shares
Total Return         N/A
Before Taxes                           (1.90)%
After Taxes on                          1.91)%
Distributions                          (
After Taxes on                          .06%
Distributions and
Sale of Shares                         0
Yield                3.69%             N/A
Tax Equivalent       6.66%             N/A
Yield

--------------------------------------------------------------------------------------------

Mid Cap Equity Fund
Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August 31, 2002.

                         1 Year 5 Years10 Years
Class A Shares*
Total Return
Before Taxes             (12.40)7.58%  12.66%
After Taxes on            12.50)        2.45%
Distributions            (      7.18%  1
After Taxes on            7.55)%        1.02%
Distributions and
Sale of Shares           (      6.29%  1

                                       Start of
                         1 Year        Performance
                                        on July 13, 1998
Class B Shares
Total Return
Before Taxes             ((((13.85)%   4.65%
After Taxes on            (((1  97)%
Distributions            (    3.       9.74%
After Taxes on            8.(8  9)%
Distributions and
Sale of Shares           (    .3       3.84%

* Hibernia Mid Cap Equity Fund, Class A Shares, is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for the period from 8/31/90 to 7/12/98 when the Fund commenced operation, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the
1940 Act and therefore was not subject to certain investment restrictions imposed by the
1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected.
--------------------------------------------------------------------------------------------

Total Return Bond Fund
Total returns are given for the one-year, five-year and Start of Performance periods ended
August 31,2002.

Yield is given for the 30-day period ended August 31, 2002.

                                               Start of
----------------     30-                       Performance
                     Day                       on November
                     Period       1 Year 5     2, 1992
                                         Years
Total Return         N/A
Before Taxes                     2.27%  5.77%  5.92%
After Taxes on                    .17%          .51%
Distributions                    0      3.38%  3
After Taxes on                    .32%          .52%
Distributions and
Sale of Shares                   1      3.41%  3
Yield                3.91%        N/A    N/A   N/A

U.S. Government Income Fund
--------------------------------------------------------------------------------------------
Total returns are given for the one-year, five-year and ten-year periods ended August 31,
2002.

Yield is given for the 30-day period ended August 31, 2002.

                     30-
----------------     Day
                     Period        1 Year 5 Years10 Years

Total Return         N/A
Before Taxes                       4.15%  6.28%  5.91%
After Taxes on                     2.00%  3.91%  3.34%
Distributions
After Taxes on
Distributions   -----              2.48%  3.82%  3.40%
and Sale of
Shares
Yield                3.87%         N/A    N/A    N/A

--------------------------------------------------------------------------------------------

Cash Reserve Fund
Total returns for Class A Shares and Class B Shares are given for the one-year, five-year, ten-year and/or Start of Performance periods ended August 31, 2002.

Yield and Effective Yield are given for the 7-day period ended August 31, 2002.

                     7-Day Period   1 Year  5 Years 10 Years
Class A Shares
Total Return         N/A            1.27%   4.01%   3.97%
Yield                1.23%          N/A     N/A     N/A
Effective Yield      1.23%          N/A     N/A     N/A

--------------------------------------------------------------------------------------------
                                            Start of Performance
                     7-Day Period   1 Year  on September 4, 1998
Class B Shares
Total Return         N/A            (4.66%) 2.41%
Yield                0.98%          N/A     N/A
Effective Yield      0.98%          N/A     N/A

U.S. Treasury Money Market Fund
--------------------------------------------------------------------------------------------
Total returns are given for the one-year, five-year and Start of Performance periods ended
August 31, 2002.

Yield and Effective Yield are given for the 7-day period ended August 31, 2002.

                                                    Start of
                     7-Day Period   1 Year  5 Years Performance
                                                     on July 16, 1993
Total Return         N/A            1.38%   4.06%   4.23%
Yield                2.79%          N/A     N/A     N/A
Effective Yield      2.82%          N/A     N/A     N/A

TOTAL RETURN
--------------------------------------------------------------------------------------------
Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of
Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield, Effective Yield and Tax-Equivalent Yield
The yield of the Equity and Income Fund Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the
30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of Louisiana Municipal Income Fund
Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate. The yield, effective yield and tax-equivalent yield do not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The yield of Money Market Fund Shares is based upon the seven days ending on the day of the calculation, called the "base period." This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.

The effective yield of Money Market Fund Shares is calculated by compounding the unannualized base-period return by: adding one to the base-period return, raising the sum to the 365/7th power; and subtracting one from the result. The tax-equivalent yield of the
Louisiana Municipal Income Fund's Shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that Shares would have had to earn to equal the actual yield, assuming the maximum combined federal and state tax rate.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE
Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Louisiana Municipal Income Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the
Louisiana Municipal Income Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
                             TAXABLE YIELD EQUIVALENT FOR 2002
                                     STATE OF LOUISIANA

------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL         14.00%     21.00%      33.00%     36.00%     41.00%     44.60%
& STATE

------------ ------------------------------------------------------------------
------------ ---------- ---------- --------------------------------------------
JOINT               $0 -  $12,001 -   $46,701-  $112,851-  $171,951-      OVER
RETURN:        $12,000    $46,700    $112,850   $171,950   $307,050   $307,050

------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.58%      0.63%       0.75%      0.78%      0.85%      0.90%

      1.00%      1.16%      1.27%       1.49%      1.56%      1.69%      1.81%

      1.50%      1.74%      1.90%       2.24%      2.34%      2.54%      2.71%

      2.00%      2.33%      2.53%       2.99%      3.13%      3.39%      3.61%

      2.50%      2.91%      3.16%       3.73%      3.91%      4.24%      4.51%

      3.00%      3.49%      3.80%       4.48%      4.69%      5.08%      5.42%

      3.50%      4.07%      4.43%       5.22%      5.47%      5.93%      6.32%

      4.00%      4.65%      5.06%       5.97%      6.25%      6.78%      7.22%

      4.50%      5.23%      5.70%       6.72%      7.03%      7.63%      8.12%

      5.00%      5.81%      6.33%       7.46%      7.81%      8.47%      9.03%

      5.50%      6.40%      6.96%       8.21%      8.59%      9.32%      9.93%

      6.00%      6.98%      7.59%       8.96%      9.38%     10.17%     10.83%

      6.50%      7.56%      8.23%       9.70%     10.16%     11.02%     11.73%

      7.00%      8.14%      8.86%      10.45%     10.94%     11.86%     12.64%

      7.50%      8.72%      9.49%      11.19%     11.72%     12.71%     13.54%

      8.00%      9.30%     10.13%      11.94%     12.50%     13.56%     14.44%

      8.50%      9.88%     10.76%      12.69%     13.28%     14.41%     15.34%

      9.00%     10.47%     11.39%      13.43%     14.06%     15.25%     16.25%

Note:  The maximum marginal tax rate for each bracket was used in calculating the
taxable yield equivalent.   Furthermore, additional state and local taxes paid on
comparable taxable investments were not used to increase federal deductions.

TAX EQUIVALENCY TABLE
                             TAXABLE YIELD EQUIVALENT FOR 2002
                                     STATE OF LOUISIANA

------------ ---------- ---------- --------------------------------------------
COMBINED
FEDERAL         12.00%     19.00%      33.00%     36.00%     41.00%     44.60%
& STATE

------------ ------------------------------------------------------------------
------------ ------------------------------------------------------------------
SINGLE              $0 -   $6,001 -   $27,951-   $67,701-  $141,251-      OVER
RETURN:         $6,000    $27,950     $67,700   $141,250   $307,050   $307,050

------------ ------------------------------------------------------------------
------------
TAX-EXEMPT
   YIELD                        TAXABLE YIELD EQUIVALENT

------------ ---------- ---------- --------------------------------------------
------------ ---------- ---------- --------------------------------------------
      0.50%      0.57%      0.62%       0.75%      0.78%      0.85%      0.90%

      1.00%      1.14%      1.23%       1.49%      1.56%      1.69%      1.81%

      1.50%      1.70%      1.85%       2.24%      2.34%      2.54%      2.71%

      2.00%      2.27%      2.47%       2.99%      3.13%      3.39%      3.61%

      2.50%      2.84%      3.09%       3.73%      3.91%      4.24%      4.51%

      3.00%      3.41%      3.70%       4.48%      4.69%      5.08%      5.42%

      3.50%      3.98%      4.32%       5.22%      5.47%      5.93%      6.32%

      4.00%      4.55%      4.94%       5.97%      6.25%      6.78%      7.22%

      4.50%      5.11%      5.56%       6.72%      7.03%      7.63%      8.12%

      5.00%      5.68%      6.17%       7.46%      7.81%      8.47%      9.03%

      5.50%      6.25%      6.79%       8.21%      8.59%      9.32%      9.93%

      6.00%      6.82%      7.41%       8.96%      9.38%     10.17%     10.83%

      6.50%      7.39%      8.02%       9.70%     10.16%     11.02%     11.73%

      7.00%      7.95%      8.64%      10.45%     10.94%     11.86%     12.64%

      7.50%      8.52%      9.26%      11.19%     11.72%     12.71%     13.54%

      8.00%      9.09%      9.88%      11.94%     12.50%     13.56%     14.44%

      8.50%      9.66%     10.49%      12.69%     13.28%     14.41%     15.34%

      9.00%     10.23%     11.11%      13.43%     14.06%     15.25%     16.25%

Note:  The maximum marginal tax rate for each bracket was used in calculating the
taxable yield equivalent.   Furthermore, additional state and local taxes paid on
comparable taxable investments were not used to increase federal deductions.

PERFORMANCE COMPARISONS
Advertising and sales literature may include:

o     references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o     charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o     discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o     information about the mutual fund industry from sources such as the Investment
  Company Institute.

A Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

A Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:

oLipper, Inc., ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all income dividends and capital gains distributions, if any.  From time to time, the Money Market Funds will quote the Lipper ranking in the "money market instruments funds" category in advertising and sales literature.

oBank Rate Monitor National Index, Miami Beach, Florida, is a financial reporting service which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts.  The rates published in the index are averages of the personal account rates offered on the Wednesday prior to the date of publication by ten of the largest banks and thrifts in each of the five largest Standard Metropolitan Statistical Areas.  Account minimums range upward from $2,500 in each institution, and compounding methods vary.  If more than one rate is offered, the lowest rate is used.  Rates are subject to change at any time specified by the institution.

oDow Jones Industrial Average ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies.  The DJIA indicates daily changes in the average price of stocks in any of its categories.  It also reports total sales for each group of industries.  Because it represents the top corporations of
America, the DJIA index is a leading economic indicator for the stock market as a whole.

oStandards & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks.  In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stock listed on the index.  Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

oStandards & Poor's 400 Mid Cap Index is a capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market.

oLehman Brothers Government/Corporate Total Index is compromised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations;
and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance.  The average maturity of these bonds approximates nine years.  Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-months, twelve months, and ten-year periods and year-to-date.

Lehman Brothers 10-Year State General Obligations Bond Index is an unmanaged index comprised of state general obligation debt issues with maturity ranges between 9 and 11 years.

oSalomon Brothers AAA-AA Corporate Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.

oSalomon Brothers Broad Investment Grade Bond Index is an unmanaged market value weighted index composed of over 4,000 individually priced securities with a quality rating of at least
BBB.  Each issue has a minimum maturity of one year with an outstanding par amount of at least $25 million.

oMerrill Lynch Corporate & Government Master Index is an unmanaged index comprised of approximately
4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof.  These quality parameters are based on composite of rating assigned by Standard & Poor's and
Moody's Investors Service. Only notes and bonds with a minimum maturity of one year are included.

oMerrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better.  These quality parameters are based on composites of ratings assigned by Standard & Poor's and Moody's Investors Service.  Only bonds with a minimum maturity of one year are included.

oSalomon Brothers Broad Investment-Grade ("Big") Bond Index is designed to provide the investment-grade bond manager with an all-inclusive  universe of institutionally traded U.S. Treasury, agency, mortgage and corporate securities which can be used as a benchmark.  The BIG Index is market capitalization-weighted and includes all fixed rate bonds with a maturity of one year or longer and a minimum of $50-million amount outstanding at entry ($200 million for mortgage coupons) and remain in the index until their amount falls below $25 million.

oMorningstar, Inc., an independent rating service , is the publisher of the bi-weekly Mutual Funds
Values.  Mutual Funds Values  rates more than 1,000 NASDAQ-listed  mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Financial Information

The Financial Statements for the Funds for the fiscal year ended August 31, 2002, are incorporated herein by reference to the combined Annual Report to Shareholders of Capital
Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond
Fund, U.S. Government Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund
dated August 31, 2002.

Investment Ratings

Standard & Poor's Municipal Bond Rating Definitions
AAA - Debt rated AAA has the highest  rating  assigned by Standard &  Poor's  (S&P).
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very  strong  capacity  to pay  interest  and repay  principal  and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong  capacity to pay interest and repay  principal  although it is somewhat more  susceptible  to the adverse effect of changes in  circumstances  and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate  capacity to pay  interest  and repay principal.  Whereas it normally exhibits adequate  protection  parameters,  adverse economic conditions or changing  circumstances  are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC,  CC - Debt rated BB, B, CCC and CC is  regarded,  on balance,  as  predominantly speculative  with respect to capacity to pay interest and repay principal in accordance with the terms of the  obligation.  BB  indicates  the lowest  degree of  speculation  and CC the highest  degree  of  speculation.  While  such  debt  will  likely  have  some  quality  and protective  characteristics,  these are  outweighed  by large  uncertainties  of major  risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default,  and payments of interest  and/or  repayment of principal is in arrears.

Standard & Poor's Short-Term Municipal Obligation Ratings
A S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating
(short-term rating) describes the demand characteristics. Several examples are AAA/A-1+,
AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

Commercial Paper (CP) Ratings
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Long-Term Debt Ratings
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Moody's Investors Service, Municipal Bond Rating Definitions
Aaa - Bonds  which are  rated  Aaa are  judged  to be of the best  quality.  They  carry the smallest  degree of investment  risk and are generally  referred to as "gilt edge." Interest payments are  protected by a large or by an  exceptionally  stable  margin and  principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high  quality by all  standards.  Together with the Aaa group,  they compromise what are generally known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements  present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds  which are rated A possess  many  favorable  investment  attributes  and are to be considered  as upper medium grade  obligations.  Factors  giving  security to principal  and interest are considered  adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium grade  obligations,  i.e., they are neither  highly  protected nor poorly  secured.  Interest  payments and  principal  security appear  adequate  for the present but certain  protective  elements may be lacking or may be characteristically  unreliable  over any great length of time.  Such bonds lack  outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are Ba are judged to have  speculative  elements;  their  future  cannot be considered as well assured.  Often the protection of interest and principal  payments may be very  moderate  and  thereby  not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally  lack  characteristics  of the  desirable  investment.
Assurance  of  interest  and  principal  payments  or of  maintenance  of other terms of the contract over any long period of time may be small.

Caa - Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds  which  are  rated Ca  represent  obligations  which  are  speculative  in a high degree.  Such issues are often in default of have other marked shortcomings.

C - Bonds  which are rated C are the lowest  rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Investors Service, Short-Term Municipal Obligation Ratings
Moody's Investor Service, Inc. (Moody's) short-term ratings are designated Moody's
Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's Investors Service,  Short-Term Debt Rating Definitions
Prime-1 - Issuers  rated  Prime-1  (or  related  supporting  institutions)  have a  superior capacity for repayment of short-term  promissory  obligations.  Prime-1  repayment  capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.

- High rates of return on funds employed.

-  Conservative  capitalization  structure  with  moderate  reliance on debt and ample asset protection.

- Broad  margins in earning  coverage  of fixed  financial  charges and high  internal  cash generation.

-  Well-established  access to a range of financial markets and assured sources of alternate liquidity

Prime-2 - Issuers rated Prime-2 (or related supporting  institutions) have a strong capacity for  repayment of  short-term  promissory  obligations.  This will  normally be evidenced by many of the  characteristics  cited  above,  but to a lesser  degree.  Earnings  trends  and
coverage  ratios,   while  sound,   will  be  more  subject  to  variation.   Capitalization
characteristics,  while still  appropriate,  may be more  affected  by external  conditions.
Ample alternate liquidity is maintained.

Prime-3 - Issuers  rated  Prime-3 (or related  supporting  institutions)  have an acceptable
ability  for   repayment  of  senior   short-term   obligations.   The  effect  of  industry
characteristics  and market  compositions  may be more  pronounced.  Variability in earnings and  profitability  may result in changes in the level of debt protection  measurements  and
may  require  relatively  high  financial   leverage.   Adequate   alternate   liquidity  is
maintained.

Not Prime-  Issuers rated Not  Prime do not fall within any of the Prime rating categories.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings
Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The
VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP) Ratings
P-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Long-Term Debt Ratings
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

NR--Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1)--The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by
S&P or Aaa by Moody's.

NR(2)--The underlying issuer/obligor/guarantor has other outstanding debt rated AA by
S&P or Aa by Moody's.

NR(3)--The underlying issuer/obligor/guarantor has other outstanding debt rated A by
S&P or Moody's.

Fitch RATINGS Short-Term Debt Rating Definitions
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Fitch RATINGS Long-Term Debt Rating Definitions
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

Moody's Investors Service, Commercial Paper Ratings
Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;

o     High rates of return on funds employed;

o     Conservative capitalization structure with moderate reliance on debt and ample asset protection;

o     Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

o     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Commercial Paper Ratings
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch RATINGS Commercial Paper Rating Definitions
FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

Hibernia Capital Appreciation Fund - Class A Shares and Class B Shares

Hibernia Louisiana Municipal Income Fund - Class A Shares and Class B Shares

Hibernia Mid Cap Equity Fund - Class A Shares and Class B Shares

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund - Class A Shares and Class B Shares

Hibernia U.S. Treasury Money Market Fund

(Portfolios of Hibernia Funds)

5800 Corporate Drive
Pittsburgh, PA 15237-7010

Distributor
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser
Hibernia Asset Management
Attention: Hibernia Funds
P.O. Box 61540
New Orleans, LA 70161

Custodian
Hibernia National Bank
Attention: Hibernia Funds
P.O. Box 61540
New Orleans, LA 70161

Transfer Agent and Dividend Disbursing Agent
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072